                            SCHEDULE 14A INFORMATION
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C. 20549

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14-a6(a)(2))

                               TRANS FINANCIAL BANCORP, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125  per Exchange  Act Rules  0-11(c)(1)(ii), 14a-6(i)(1),  14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------
        ------------------------------------------------------------------------

                         TRANS FINANCIAL BANCORP, INC.
                              500 EAST MAIN STREET
                         BOWLING GREEN, KENTUCKY 42101

                                                                   March 8, 1995

To Our Shareholders:

    You are cordially invited to attend the Annual Meeting of Shareholders of Trans Financial Bancorp, Inc. (the "Corporation"), scheduled for 3:00 p.m., local time, on Monday, April 24, 1995 at The Phoenix Theatre, 549 East Main Street, Bowling Green, Kentucky. Holders of the Corporation's outstanding common stock as of March 1, 1995 are entitled to vote at the Annual Meeting.

    Accompanying this letter is the Annual Report of the Corporation, a notice of the meeting, a proxy card and a proxy statement relating to the meeting. The proxy statement contains information relating to the actions to be taken at the meeting. We urge you to review the Annual Report and the proxy statement in their entirety in order that you may be fully informed about the matters to be considered at the meeting. After reviewing the enclosed materials, we urge you to complete the proxy card and return it to us in the enclosed envelope.

    In addition to the specific matters set forth in the enclosed notice of the meeting, we look forward to discussing with you at the meeting any questions you may have concerning the operation of the Corporation during the past year.

    We hope you will be able to attend the meeting in person. In any event it would be appreciated if you would mark, sign and return the enclosed proxy card. If you do attend the meeting and desire to vote in person, you may do so even though you have previously sent in a proxy card.

                                    Sincerely,

                                    Douglas M. Lester
                                    Chairman of the Board,
                                    President and Chief Executive Officer

                         TRANS FINANCIAL BANCORP, INC.
                              500 EAST MAIN STREET
                         BOWLING GREEN, KENTUCKY 42101

                                ----------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

    Notice is hereby given that the Annual Meeting of Shareholders of Trans Financial Bancorp, Inc. (the "Corporation") will be held on Monday, April 24, 1995, at 3:00 p.m., local time, at The Phoenix Theatre, 549 East Main Street, Bowling Green, Kentucky, for the following purposes:

        1. For the election of six Class I directors of the Corporation to hold office in accordance with the terms and conditions set forth in the accompanying proxy statement;

        2. To consider a proposal to approve the Trans Financial Bancorp, Inc. Executive Stock Option Plan;

        3. To consider a proposal to approve the Trans Financial Bancorp, Inc. Outside Directors' Restricted Stock Plan;

        4. To consider a proposal to amend Article I of the Articles of Incorporation of the Corporation to change the name of the Corporation to "Trans Financial, Inc."; and

        5. To consider and act upon such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

    We hope you will attend the Annual Meeting in person. In any event, it would be appreciated if you would mark, sign and return as soon as possible the enclosed proxy card in the enclosed stamped, addressed envelope. If you do attend the Annual Meeting and desire to vote in person, you may do so even though you have previously sent in a proxy card. Only shareholders of record at the close of business on March 1, 1995 will be entitled to notice of, and to vote at, the meeting. The stock transfer books of the Corporation will not be closed.

                                          By Order of the Board of Directors,

                                          Jay B. Simmons
                                          Secretary

March 8, 1995

                         TRANS FINANCIAL BANCORP, INC.
                              500 EAST MAIN STREET
                         BOWLING GREEN, KENTUCKY 42101

                                ----------------

                                PROXY STATEMENT
                                 MARCH 8, 1995
                                ---------------

                              GENERAL INFORMATION

    This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Trans Financial Bancorp, Inc. (the "Corporation") of proxies for the Annual Meeting of Shareholders of the Corporation (the "Annual Meeting") to be held on April 24, 1995, at The Phoenix Theatre, 549 East Main Street, Bowling Green, Kentucky at 3:00 p.m. It is anticipated that this Proxy Statement will first be mailed to the shareholders on March 8, 1995.

    Anyone executing and delivering a proxy has the power to revoke it at any time prior to the establishment of a quorum at the Annual Meeting. Such revocation must be in writing and delivered to the Secretary of the Corporation prior to the time the presence of a quorum has been determined and declared. Any valid and unrevoked proxy will be voted as specified in the proxy. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED FOR THE NOMINEES FOR DIRECTORS, FOR THE PROPOSAL TO APPROVE THE TRANS FINANCIAL BANCORP, INC. EXECUTIVE STOCK OPTION PLAN, FOR THE PROPOSAL TO APPROVE THE TRANS FINANCIAL BANCORP, INC. OUTSIDE DIRECTORS' RESTRICTED STOCK PLAN, AND FOR THE PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE CORPORATION, ALL IN ACCORDANCE WITH THE TERMS AND CONDITIONS SET FORTH IN THIS PROXY STATEMENT.

    The solicitation of proxies will be made primarily by mail, and the Corporation will bear the cost thereof. Certain officers and directors of the Corporation and persons acting under their instructions, who will not be specifically compensated for such services, may also solicit proxies on behalf of management by means of telephone, personal interviews and mail. The cost of such additional solicitation, if any, will not be material. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward soliciting materials to beneficial owners and will be reimbursed for their reasonable expenses incurred in doing so. In addition, the Corporation has retained Georgeson & Co. Inc. to assist in the solicitation of proxies from the Corporation's shareholders. The fees to be paid to such firm for such services by the Corporation are not expected to exceed $8500, plus reasonable out-of-pocket costs and expenses.

    At the Annual Meeting, shareholders will elect six directors to serve as Class I directors. In addition, as disclosed in the Notice of the Annual Meeting, proposals will be submitted to shareholders at the Annual Meeting (1) to approve a new stock option plan under which key executive officers of the Corporation and its subsidiaries may be granted options to purchase shares of the common stock of the Corporation; (2) to approve a new restricted stock plan under which the non-employee directors of the Corporation and its subsidiaries may be granted restricted Common Stock of the Corporation as compensation for their services as directors; and (3) to approve an amendment to Article I of the Corporation's articles of incorporation changing the name of the Corporation to Trans Financial, Inc. Only shareholders of record at the close of business on March 1, 1995 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting.

                               SHARES AND VOTING

    On the Record Date, there were issued and outstanding 11,203,249 shares of common stock of the Corporation ("Common Stock"). Holders of Common Stock are entitled to one vote for each share held on the Record Date on all matters presented to the shareholders at the Annual Meeting, except that, in the election of directors, cumulative voting rules will apply. Under cumulative voting, each shareholder is entitled to cast as many votes in the aggregate as shall equal the number of shares of Common Stock owned by him or her multiplied by the number of directors to be elected. Each shareholder, or his or her proxy, may cast all of his or her votes (as thus determined) for a single nominee for director or may distribute them among two or more nominees, in the shareholder's discretion. As to the authority of the persons named as proxies in the accompanying proxy card to cumulate votes, see the section entitled ELECTION OF DIRECTORS. Under cumulative voting, the six nominees receiving the most votes cast for the election of directors at the Annual Meeting will be elected, which means that abstentions and broker non-votes will have no effect on the outcome of the vote.

    Shareholders are being asked to approve the Trans Financial Bancorp, Inc. 1995 Executive Stock Option Plan so that executive officers who receive options pursuant to the plan will be eligible for the exemption provided by Rule 16b-3 promulgated under Section 16(b) of the Securities Exchange Act of 1934. For purposes of Rule 16b-3, the Securities and Exchange Commission (the "SEC") has provided that an affirmative vote of a majority of all outstanding shares of the Corporation's Common Stock represented in person or by proxy and entitled to vote on the proposal is necessary for approval. Under the SEC's voting requirement, abstentions and broker non-votes will have the effect of a "No" vote.

    Shareholders are being asked to approve the Trans Financial Bancorp, Inc. Outside Directors' Restricted Stock Plan so that non-employee directors of the Corporation and its subsidiaries who receive restricted stock pursuant to the plan will be eligible for the exemption provided by Rule 16b-3 promulgated under
Section 16(b) of the Securities Exchange Act of 1934. For purposes of Rule 16b-3, the SEC has provided that an affirmative vote of a majority of all outstanding shares of the Corporation's Common Stock represented in person or by proxy and entitled to vote on the proposal is necessary for approval. Under the SEC's voting requirement, abstentions and broker non-votes will have the effect of a "No" vote.

    Under the Corporation's articles of incorporation and bylaws and the Kentucky Business Corporation Act, the proposal to amend Article I of the articles of incorporation to change the name of the Corporation will require an affirmative vote of a majority of the shares of Common Stock voted on the proposal. Abstentions and broker non-votes are not counted in determining the number of votes cast and in effect represent no action taken on the matter by the abstaining shareholder, although they do reduce the number of votes required for the approval of the proposal.

                    VOTING SECURITIES AND OWNERSHIP THEREOF

    As of the Record Date, to the knowledge of the Corporation, no person or entity beneficially owned more than five percent (5%) of the issued and outstanding shares of Common Stock, which is the only class of stock of the Corporation entitled to vote at the Annual Meeting, except as follows:

                                                                                                          PERCENT
                                            NAME AND ADDRESS                               NUMBER        OF CLASS
 TITLE OF CLASS                            OF BENEFICIAL OWNER                           OF SHARES      OUTSTANDING
- -----------------  -------------------------------------------------------------------  ------------  ---------------
Common Stock       Trans Financial Bank, N.A., as Trustee of the Trans Financial          860,760(1)         7.68%
                     Bancorp Savings Investment Plan and as Trustee of the Trans
                     Financial Bancorp Employee Stock Ownership Plan
                   500 East Main Street
                   Bowling Green, Kentucky 42101

- ------------
(1) Includes 289,416 shares (or 2.58% of those outstanding) held as Trustee under the Trans Financial Bancorp Savings Investment Plan ("Savings Investment Plan") as of December 31, 1994, and 571,344 shares (or 5.10% of those outstanding) held as Trustee under the Trans Financial Bancorp Employee Stock Ownership Plan ("ESOP") as of December 31, 1994. The Common Stock was acquired in open market transactions pursuant to the terms of the Savings Investment Plan and the ESOP. Shares of Common Stock allocated to the accounts of ESOP participants are voted by the participants, and the Bank disclaims beneficial ownership of these shares. As of the Record Date, shares aggregating 600,356 (or 5.36% of those outstanding) held in the Savings Investment Plan or held in the ESOP and not yet allocated to participants' accounts may be voted by the Trustee.

    The following table sets forth information as of the Record Date relating to the ownership of Common Stock by each director and nominee, the Corporation's Chief Executive Officer, and each of the other five Named Executive Officers, as such term is defined in EXECUTIVE COMPENSATION AND OTHER INFORMATION, and by all directors, nominees for director and executive officers of the Corporation as a group. Except where otherwise stated, sole voting and investment power are held by the beneficial owners named.

                                                                             AMOUNT AND
                                                                              NATURE OF
                                                                             BENEFICIAL        PERCENT OF CLASS
 TITLE OF CLASS                           NAME                                OWNERSHIP           OUTSTANDING
- -----------------  ---------------------------------------------------  ---------------------  -----------------
Common Stock       Vince Berta                                                    5,857(1)              .05%
Common Stock       Barry D. Bray                                                 60,592(2)              .54%
Common Stock       Mary D. Cohron                                                19,974                 .18%
Common Stock       Floyd H. Ellis                                                25,250                 .22%
Common Stock       J. David Francis                                              50,915(3)              .45%
Common Stock       Roy E. Gaddie                                                 13,832(4)              .12%
Common Stock       John B. Gaines                                                48,902(5)              .43%
Common Stock       David B. Garvin                                              313,080(6)             2.77%
Common Stock       Wayne Gaunce                                                  27,440(7)              .24%
Common Stock       C.C. Howard Gray                                               4,193                 .04%
Common Stock       Charles A. Hardcastle                                         46,363(8)              .41%
Common Stock       Carroll Knicely                                               27,817(9)              .25%
Common Stock       Douglas M. Lester                                            124,937(10)            1.11%
Common Stock       Roger E. Lundin                                               38,219(11)             .34%
Common Stock       C. Cecil Martin                                               42,759(12)             .38%
Common Stock       Frank Mastrapasqua                                            70,000                 .62%
Common Stock       Harold T. Matthews                                            38,658(13)             .34%
Common Stock       Joseph I. Medalie                                             69,757(14)             .62%
Common Stock       Dena R. Schaaf                                                 2,581(15)             .02%
Common Stock       James D. Scott                                                52,909                 .47%
Common Stock       Charles M. Stewart                                            25,145(16)             .22%
Common Stock       William B. Van Meter                                          40,152(17)             .35%
Common Stock       Thomas R. Wallingford                                         43,248(18)             .38%
Common Stock       Roland D. Willock                                             22,688                 .20%
Common Stock       Directors, nominees for director and executive             1,249,362(19)           11.15%
                   officers as a group (27 persons)

- ------------
 (1) Includes 410 shares held by the Corporation's Savings Investment Plan, and 447 shares held by the Corporation's ESOP.
 (2) Includes 11,150 shares held by the Corporation's Savings Investment Plan, 7,268 shares held by the Corporation's ESOP, 2,133 shares owned by Mr. Bray's wife, and 23,855 shares issuable upon exercise of options granted under the Corporation's stock option plans.
 (3) Includes 16,932 shares owned by Mr. Francis' wife.
 (4) Includes 480 shares owned by Mr. Gaddie's wife.
 (5) Includes 1,133 shares owned by the Mabel Sharp Gaines Trust, of which Mr. Gaines is the beneficiary.
 (6) Includes 733 shares owned by a partnership of which Mr. Garvin is a general partner, 105 shares owned by a partnership of which Mr. Garvin's wife is a general partner and 2,212 shares owned by Mr. Garvin's children.
 (7) Includes 23,163 shares owned by Mr. Gaunce's wife.
 (8) Includes 7,367 shares owned by Mr. Hardcastle's wife and 24,090 shares owned by B.G. Chemicals, Inc., in which Mr. Hardcastle is a 30% owner.
 (9) Includes 6,469 shares owned by Mr. Knicely's wife.

(10) Includes 17,189 shares held by  the Corporation's Savings Investment  Plan,
     11,415 shares held by the Corporation's ESOP, 25,189 shares issuable upon exercise of options granted under the Corporation's stock option plans, 45,632 shares owned by Mr. Lester's wife, and 105 shares owned by a partnership of which Mr. Lester's wife is a general partner. Under the terms of Mr. Lester's Employment Agreement, Mr. Lester has the option to purchase 4,000 shares exercisable in July 1995.
(11) Includes 5,237 shares  held by the  Corporation's Savings Investment  Plan,
     4,555 shares held by the Corporation's ESOP, and 12,093 shares issuable upon exercise of options granted under the Corporation's stock option plans.
(12) Includes 23,787 shares owned by Mr. Martin's wife, 3,333 shares owned by Center of Insurance, Inc. of which Mr. Martin is a 50% owner, 4,666 shares owned by Prefinco, Inc., a corporation wholly-owned by Mr. Martin, and 733 shares owned by a partnership of which Mr. Martin is a general partner.
(13) Includes 9,348 shares held by the Corporation's ESOP, 9,539 shares held by the Corporation's Savings Investment Plan and 13,370 shares issuable upon exercise of options granted under the Corporation's stock option plans.
(14) Includes 13,950 shares owned by Mr. Medalie's wife, 105 shares owned by a partnership of which Mr. Medalie's wife is a general partner, and 14 shares owned by a partnership of which Mr. Medalie is a general partner.
(15) Includes  575 shares held by the Corporation's Savings Investment Plan, and
     377 shares held by the Corporation's ESOP.
(16) Includes 6,407 shares owned by Mr. Stewart's wife, and 105 shares owned by a partnership of which Mr. Stewart's wife is a general partner.
(17) Includes 750 shares owned by Mr. Van Meter's child.
(18) Includes  5,618 shares owned  by a revocable  trust for the  benefit of Mr.
     Wallingford's wife, of which Mr. Wallingford is the sole trustee.
(19) Includes 86,600 shares issuable upon exercise of options granted under the Corporation's stock option plans.

    Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's executive officers and directors and persons who own more than ten percent (10%) of the Corporation's Common Stock to file reports of ownership and changes in ownership with the SEC. Based solely on its review of the forms filed with the SEC, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Corporation believes that all its officers, directors and greater than 10% beneficial owners complied with all filing requirements applicable to them during 1994, with the following exceptions. A revocable trust for the benefit of Mr. Wallingford's wife, of which Mr. Wallingford is the sole trustee, did not timely file its initial statement of ownership at the time Mr. Wallingford became a director, although Mr. Wallingford did include these shares in his own timely filed initial statement of ownership. Mr. Gaddie was one month late in reporting the purchase of 400 shares of Common Stock by his wife in May 1994. Mr. Martin was one month late in reporting his purchase of 548 shares of Common Stock in December 1994. Mr. Van Meter did not timely file one report with respect to the purchase of 80 shares of Common Stock by an Individual Retirement Account owned by Mr. Van Meter.

                                   PROPOSAL I
                             ELECTION OF DIRECTORS

    The articles of incorporation and bylaws of the Corporation provide that the Board of Directors shall be composed of not less than nine nor more than twenty members with the exact number to be determined each year by resolution of a majority of the full Board of Directors. The Board of Directors has fixed the number of directors for the ensuing year at nineteen. Article VIII of the Corporation's articles of incorporation provides for the division of the Board into three classes as permitted by the laws of Kentucky. Election of directors to each of the three classes is staggered in order that one class of directors will be elected at each annual meeting. Six Class I directors will be elected at the upcoming Annual Meeting.

    On October 17, 1994, James D. Scott was elected by the Board of Directors to fill the Class II vacancy created as a result of the death of Noel P. Ennis. Pursuant to the Kentucky Business Corporation Act, Mr. Scotts term will expire on the date of the Annual Meeting. Mr. Scott has been nominated for election as a Class I director.

    Class   II  directors  will  be  elected  at  the  1996  Annual  Meeting  of
Shareholders, and Class III directors will be elected at the 1997 Annual Meeting of Shareholders.

    The following table contains information concerning all of the current directors and nominees for director of the Corporation, including the positions held with Trans Financial Bank, National Association located in Bowling Green, Kentucky ("TFBNA"), Trans Financial Bank of Pikeville, National Association located in Pikeville, Kentucky ("TFB Pikeville"), Trans Financial Bank of Martin, National Association located in Martin, Kentucky ("TFB Martin"), Trans Financial Bank, Federal Savings Bank located in Russellville, Kentucky ("TFB, FSB"), Trans Financial Bank Tennessee, National Association located in Cookeville, Tennessee ("TFBTn,NA"), and Trans Financial Bank of Tennessee, FSB located in Tullahoma, Tennessee ("TFB of TN") (collectively, the "Banks"), and identifies those individuals who will be nominated for election at the Annual Meeting. The Class I directors will be elected to serve for a term of three years and until their successors have been elected and qualified.

                                                                       PRINCIPAL OCCUPATION,
                                                                        BUSINESS EXPERIENCE
                              POSITION AND         POSITION AND           DURING PAST FIVE         DIRECTOR OF
                              OFFICE HELD          OFFICE HELD            YEARS AND OTHER          CORPORATION
      NAME AND AGE             WITH BANKS        WITH CORPORATION        DIRECTORSHIPS HELD       OR BANKS SINCE
- ------------------------  --------------------  ------------------  ----------------------------  --------------

CLASS I DIRECTORS NOMINATED FOR ELECTION AT THE ANNUAL MEETING:

Mary D. Cohron            Director of TFBNA     Director, Class I   Owner, Greencastle Farms,          1979
  age 47                                                              Inc.

Floyd H. Ellis,           Director of TFBNA     Director, Class I   President, Warren Rural            1977
  age 68                                                              Electric Co-op
                                                                      Corporation; Farmer

David B. Garvin,          Director of TFBNA     Director, Class I   Chairman of the Board,             1989
  age 52                                                              Camping World, Inc.

Douglas M. Lester         Chairman, Chief       Director, Class I;  Chairman of the Board,             1984
  age 52                  Executive Officer     Chairman of the       President and Chief
                          and Director of       Board, President      Executive Officer of the
                          TFBNA;                and Chief             Corporation;
                          Director of TFB       Executive Officer     Chairman of the Board and
                          Pikeville                                   Chief Executive Officer of
                                                                      TFBNA;
                                                                      President of TFBNA from
                                                                      1984 to 1991 and from 1994
                                                                      to present; Director of
                                                                      TFB Pikeville

James D. Scott            Director of TFBNA     Director, Class II  Owner, Scotty's Contracting        1994
  age 57                                                              and Stone Co., Inc.

Thomas R. Wallingford,    Director of TFBNA     Director, Class I   Retired; Former Chairman of        1994
  age 67                                                              the Board and President,
                                                                      Kentucky Community
                                                                      Bancorp, Inc.

                                                                       PRINCIPAL OCCUPATION,
                                                                        BUSINESS EXPERIENCE
                              POSITION AND         POSITION AND           DURING PAST FIVE         DIRECTOR OF
                              OFFICE HELD          OFFICE HELD            YEARS AND OTHER          CORPORATION
      NAME AND AGE             WITH BANKS        WITH CORPORATION        DIRECTORSHIPS HELD       OR BANKS SINCE
- ------------------------  --------------------  ------------------  ----------------------------  --------------
DIRECTORS WHOSE TERMS OF OFFICE EXTEND BEYOND THE ANNUAL MEETING:

Barry D. Bray,            Director and Chief    Director, Class     Executive Vice President and       1991
  age 48                  Credit Officer of     II; Executive Vice    Chief Credit Officer,
                          TFBNA                 President and         Corporation; Director and
                                                Chief Credit          Chief Credit Officer,
                                                Officer               TFBNA; President of TFBNA
                                                                      from 1991 to 1994;
                                                                      Director of TFB Pikeville

John B. Gaines,           Director of TFBNA     Director, Class II  President, News Publishing         1964
  age 80                                                              Company, Master Printers,
                                                                      Inc. and Daily News
                                                                      Broadcasting

Wayne Gaunce,             Director of TFBNA     Director, Class II  President, Gaunce                  1977
  age 61                                                              Management, Inc.,
                                                                      Caveland, Inc.; Director,
                                                                      Papa John's International,
                                                                      Inc.

Charles A. Hardcastle,    Director of TFBNA     Director, Class II  President, B.G. Chemicals,         1982
  age 62                                                              Inc., B.G. Paper Company,
                                                                      B.G. Fire & Safety,
                                                                      Consolidated Sanitary
                                                                      Supply and Contract Staff
                                                                      Services; Owner,
                                                                      Hardcastle Company,
                                                                      Southland Manufacturing,
                                                                      B.G. Cash & Carry, Ashley
                                                                      Center, Inc. and Ky. Wood
                                                                      Products

Charles M. Stewart,       Director of TFBNA     Director, Class II  Retired; Business Consultant       1961
  age 86

William B. Van Meter,     Director of TFBNA     Director, Class II  Chairman, Van Meter                1982
  age 48                                                              Insurance Agency, Inc.;
                                                                      Owner, Van Meter
                                                                      Investments

J. David Francis,         Director of TFBNA     Director, Class     Retired; Former Judge,             1964
  age 75                                        III                   Circuit Court

Roy E. Gaddie,            Director of TFBNA     Director, Class     Retired; Business Consultant       1961
  age 88                                        III

C.C. Howard Gray,         Director of TFBNA     Director, Class     President, James N. Gray           1977
  age 45                                        III                   Construction Co., Inc.

Carroll Knicely,          Director of TFBNA     Director, Class     President, Associated              1977
  age 66                                        III                   Publications, Inc.; Real
                                                                      estate developer

                                                                       PRINCIPAL OCCUPATION,
                                                                        BUSINESS EXPERIENCE
                              POSITION AND         POSITION AND           DURING PAST FIVE         DIRECTOR OF
                              OFFICE HELD          OFFICE HELD            YEARS AND OTHER          CORPORATION
      NAME AND AGE             WITH BANKS        WITH CORPORATION        DIRECTORSHIPS HELD       OR BANKS SINCE
- ------------------------  --------------------  ------------------  ----------------------------  --------------
C. Cecil Martin,          Director of TFBNA     Director, Class     President, Center of               1990
  age 39                                        III                   Insurance, Inc.

Frank Mastrapasqua,       Director of TFB of    Director, Class     President, Mastrapasqua &          1991
  age 53                  TN                    III                   Associates; Formerly,
                                                                      Partner and Director of
                                                                      Research, J.C. Bradford &
                                                                      Co.

Joseph I. Medalie,        Director of TFBNA     Director, Class     Retired; Former Vice-              1972
  age 72                                        III                   Chairman of the Board,
                                                                      Fruit-of-the-Loom, Inc.

    If any person or persons other than the nominees named above are nominated as directors, then the proxies named in the enclosed proxy card, or their substitutes, or a majority of them, shall have the right in their discretion to vote cumulatively for some number less than all the nominees named above or for such of the other nominees as they may choose. If any of the nominees named above becomes unwilling or unable to accept nomination or election, then the proxies shall have the right to vote for any substitute nominee in place of the nominee who has become unwilling or unable to accept nomination or election.

    There are no family relationships between any director or executive officer of the Corporation or any nominee. Except as otherwise described herein, there are no arrangements or understandings regarding the election of any of the foregoing nominees as directors. All nominations for membership on the Board of Directors originated with the Board of Directors.

COMMITTEES OF THE BOARD

    The Corporation has an Audit Committee consisting of directors Gaunce, Gray, Van Meter and Willock. It is the responsibility of the Audit Committee annually to cause audits to be made by auditors responsible only to the Board of Directors; to review the audits and operational procedures of the Corporation and the Banks; to ascertain whether the Banks are being operated in compliance with the requirements of the various regulatory authorities having jurisdiction over the Banks' operations; to review reports of examinations made by federal and state bank examiners and ascertain that any and all operational deficiencies set forth in said reports are satisfactorily corrected; to review the annual reports submitted by the internal auditors and ascertain that the internal auditors are carrying out internal audit programs that are adequate to verify that the policies and procedures formulated for the operation of the Corporation and the Banks are being followed and that a sufficient system of internal control is being maintained; and to report its findings to the Board of Directors. The Audit Committee met four times in 1994.

    The Corporation has an Executive Committee consisting of directors Cohron, Ellis, Garvin, Hardcastle, Lester and Medalie. It is the responsibility of the Executive Committee to study, advise and make recommendations to the Board of Directors on matters relating to the overall management of the Corporation and the Banks; to review policies and practices relating to Board functions and banking practices and make recommendations to the Board of Directors as appropriate; and to study, advise and make recommendations to the Board of Directors concerning any acquisitions and mergers contemplated by the Corporation. The Executive Committee met seven times in 1994.

    The Corporation has a Compensation Committee consisting of directors Cohron, Ellis, Garvin, Hardcastle and Medalie. It is the responsibility of the Compensation Committee to review and approve all issues pertaining to executive compensation for submission to the full Board of Directors of the Corporation. The Compensation Committee met two times in 1994.

    The Corporation has a Stock Option Committee consisting of directors Cohron, Ellis, Garvin, Hardcastle and Medalie. It is the responsibility of the Stock Option Committee to review and approve all issues pertaining to stock options granted or to be granted to the executive officers and employees of the Corporation and the Banks for submission to the non-management members of the Board of Directors of the Corporation. The Stock Option Committee met two times in 1994.

    The Corporation has no Nominating Committee. All nominations for membership on the Board of Directors originate with the Board of Directors.

    During 1994, there were 14 meetings of the Corporation's Board of Directors. Each of the directors attended at least seventy-five percent (75%) of the aggregate of (a) the total number of meetings of the Board of Directors held during the period for which he or she was a director, and (b) the total number of meetings held by all committees of the Board on which he or she served, with the exception of Mr. Gaines, Mr. Garvin and Mr. Gray.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

    The following table provides certain summary information concerning compensation paid or accrued by the Corporation and its subsidiaries for the fiscal years ended December 31, 1992, 1993 and 1994, to or on behalf of (a) the Corporation's Chief Executive Officer, (b) the other four most highly compensated executive officers of the Corporation whose compensation exceeded $100,000 (determined as of the end of 1994), and (c) Mr. Harold Matthews, who would have been one of the officers described in (b) above but for the fact that he was no longer an executive officer of the Corporation at the end of 1994, although still employed by the Corporation and its subsidiaries. These officers are referred to herein as the "Named Executive Officers."

                           SUMMARY COMPENSATION TABLE

                                                                                         LONG TERM
                                                                                       COMPENSATION
                                                                                       -------------
                                                          ANNUAL COMPENSATION           SECURITIES       ALL OTHER
                                                   ----------------------------------   UNDERLYING    COMPENSATION (1)
           NAME AND PRINCIPAL POSITION               YEAR     SALARY ($)   BONUS ($)    OPTIONS (#)         ($)
- -------------------------------------------------  ---------  ----------  -----------  -------------  ----------------
Douglas M. Lester, President,                           1994  $  236,000   $  42,244      101,000(2)   $   11,239(3)
  Chairman and Chief Executive                          1993     236,000           0       10,250          20,978
  Officer                                               1992     175,000      87,500        4,000          25,788

Vince Berta, Executive Vice                             1994  $  134,000   $  22,540       43,000(5)   $    5,706(6)
  President, Chief Financial                            1993      88,940      20,000            0           5,790
  Officer and Treasurer (4)                             1992           0           0            0               0

Barry D. Bray, Executive Vice                           1994  $  164,000   $  26,404        3,000      $    9,637(7)
  President and Chief Credit                            1993     164,000           0        6,250          20,958
  Officer                                               1992     120,000      60,000            0          18,587

Roger E. Lundin, Senior Vice                            1994  $   96,000   $  15,456        4,000      $    4,105(8)
  President                                             1993      96,000           0        5,001          13,401
                                                        1992      90,000      45,000            0          13,454

Harold T. Matthews, President                           1994  $  126,000   $  26,233        3,000      $    6,119(9)
  of Glasgow Division of                                1993     126,000           0        3,500          17,042
  TFBNA                                                 1992     108,000      54,000            0          17,367

Dena R. Schaaf, Senior Vice                             1994  $   90,000   $  14,490        4,000      $    3,965(11)
  President (10)                                        1993      90,000           0            0           6,680
                                                        1992       5,853       7,000            0               0

- ------------
 (1) Information  concerning  the  Corporation's  annual  contribution  to   the
     Corporation's Employee Stock Ownership Plan for 1994 is not yet available.

 (2) Includes 91,000 shares underlying an option granted to Mr. Lester under the Trans Financial Bancorp, Inc. 1995 Executive Stock Option Plan, conditioned on shareholder approval. See PROPOSAL II, APPROVAL OF TRANS FINANCIAL
     BANCORP, INC. 1995 EXECUTIVE STOCK OPTION PLAN.
 (3) Consists of the Corporation's  matching contributions to the  Corporation's
     Savings Investment Plan ("SIP") in the amount of $9,240 and premiums in the amount of $1,999 paid by the Corporation for term life insurance for the benefit of Mr. Lester.
 (4) Mr. Berta joined the Corporation in April 1993.
 (5) Includes 37,000 shares underlying an option granted to Mr. Berta under the Trans Financial Bancorp, Inc. 1995 Executive Stock Option Plan, conditioned on shareholder approval. See PROPOSAL II, APPROVAL OF TRANS FINANCIAL
     BANCORP, INC. 1995 EXECUTIVE STOCK OPTION PLAN.
 (6) Consists of the Corporation's matching contributions to the SIP in the amount of $5,362 and premiums in the amount of $344 paid by the Corporation for term life insurance for the benefit of Mr. Berta.
 (7) Consists of the Corporation's matching contributions to the SIP in the amount of $9,240 and premiums in the amount of $397 paid by the Corporation for term life insurance for the benefit of Mr. Bray.
 (8) Consists of the Corporation's matching contributions to the SIP in the amount of $3,840 and premiums in the amount of $265 paid by the Corporation for term life insurance for the benefit of Mr. Lundin.
 (9) Consists of the Corporation's matching contributions to the SIP in the amount of $5,052 and premiums in the amount of $1,067 paid by the Corporation for term life insurance for the benefit of Mr. Matthews.
(10) Ms. Schaaf joined the Corporation in November 1992.
(11) Consists of the Corporation's matching contributions to the SIP in the amount of $3,675 and premiums in the amount of $290 paid by the Corporation for term life insurance for the benefit of Ms. Schaaf.

STOCK OPTIONS

    The following table contains information concerning the grant of stock options to the named executive officers during the fiscal year ending December 31, 1994.

                             OPTION GRANTS IN 1994

                                           INDIVIDUAL GRANTS
                            ------------------------------------------------                  POTENTIAL REALIZABLE
                                                   PERCENT OF                                   VALUE AT ASSUMED
                                                      TOTAL                                     ANNUAL RATES OF
                                                     OPTIONS                                      STOCK PRICE
                                 NUMBER OF         GRANTED TO                                     APPRECIATION
                                 SECURITIES         EMPLOYEES                                   FOR OPTION TERM
                                 UNDERLYING         IN FISCAL     EXERCISE     EXPIRATION   ------------------------
           NAME                   OPTIONS             YEAR       PRICE($/SH)      DATE        5%($)        10%($)
- --------------------------  --------------------  -------------  -----------  ------------  ----------  ------------

Douglas M. Lester                   4,000(1)            1.29%     $   5.625    7/31/1994    $        0  $          0
                                    6,000(2)            1.93%     $  16.50     1/10/2004    $   62,261  $    157,780
                                   91,000(3)           29.30%     $  15.75     12/19/2004   $  512,261  $  1,664,651
Vince Berta                         6,000(2)            1.93%     $  16.50     1/10/2004    $   62,261  $    157,780
                                   37,000(3)           11.91%     $  15.75     12/19/2004   $  208,282  $    676,836
Barry D. Bray                       3,000(2)             .96%     $  16.50     1/10/2004    $   31,130  $     78,890
Roger E. Lundin                     4,000(2)            1.29%     $  16.50     1/10/2004    $   41,507  $    105,187
Harold T. Matthews                  3,000(2)             .96%     $  16.50     1/10/2004    $   31,130  $     78,890
Dena R. Schaaf                      4,000(2)            1.29%     $  16.50     1/10/2004    $   41,507  $    105,187

- ------------
(1) Under the terms of Mr. Lester's Employment Agreement, Mr. Lester is granted on January 1 of each year during the term of the Agreement, subject to certain limitations, a nontransferable right to purchase annually 4,000 shares of Common Stock at $5.625 per share exercisable only during the month of July, and only so long as Mr. Lester is then employed by the Corporation or TFBNA. Mr. Lester's right to purchase stock annually is not cumulative. However, if the Corporation were to liquidate, dissolve, or merge or combine into another corporation, Mr. Lester's right to purchase Common Stock during the unexpired term of the Employment Agreement would be immediately accelerated so that he could exercise his option to purchase that total number of shares, as to which he has not previously forfeited options, for which he would otherwise have had options had he remained employed throughout the then current term of the Employment Agreement. The options granted Mr. Lester are nontransferable and the death of Mr. Lester or the termination of Mr. Lester's employment under the Employment Agreement, whether voluntary or involuntary and whether with or without cause, will terminate all rights and options not previously exercised by Mr. Lester. In no event shall Mr. Lester have the option to purchase shares as would cause, immediately after the exercise of the option, the total number of shares owned by Mr. Lester, or subject to options exercisable by Mr. Lester, to exceed 5% of the total combined voting power of all classes of the Corporation's Common Stock. In July 1994, Mr. Lester exercised the option listed in the table above. See AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES.

(2) One-third of the option may be exercised on or after January 10, 1996, a second one-third may be exercised on or after January 10, 1997, and the final one-third may be exercised on or after January 10, 1998.

(3) Under the terms of the Trans Financial Bancorp, Inc. 1995 Executive Stock Option Plan, the grants of these options are conditioned upon approval of the plan by the shareholders of the Corporation. If the plan is approved, the options will be exercisable on or after December 19, 1997. See PROPOSAL II, TRANS FINANCIAL BANCORP, INC. 1995 EXECUTIVE STOCK OPTION PLAN.

OPTION EXERCISES AND HOLDINGS

    The following table provides information with respect to the Named Executive Officers concerning the exercise of options during 1994 and unexercised options held as of December 31, 1994:

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

                                                                       NUMBER OF           VALUE OF
                                                                      SECURITIES          UNEXERCISED
                                                                      UNDERLYING         IN-THE-MONEY
                                                                      UNEXERCISED         OPTIONS AT
                                                                      OPTIONS AT          FISCAL YEAR
                                                                  FISCAL YEAR END(#)        END(2)
                                       SHARES                     -------------------  -----------------
                                     ACQUIRED ON       VALUE         EXERCISABLE/        EXERCISABLE/
               NAME                  EXERCISE(#)   REALIZED($)(1)    UNEXERCISABLE     UNEXERCISABLE (#)
- ----------------------------------  -------------  -------------  -------------------  -----------------

Douglas M. Lester                          4000      $  40,500      20,736/108,286(3)    $74,452/$15,397
Vince Berta                                   0      $       0            0/43,000(4)              $0/$0
Barry D. Bray                                 0      $       0          19,402/14,286    $69,615/$15,397
Roger E. Lundin                               0      $       0           9,537/11,371     $32,855/$6,482
Harold T. Matthews                            0      $       0           10,723/9,462     $38,596/$9,350
Dena R. Schaaf                                0      $       0                0/4,000              $0/$0

- ------------
(1)  Market price at time of exercise less exercise price.
(2) Market value of underlying securities at December 31, 1994 minus the exercise price at December 31, 1994.
(3) Includes 91,000 shares underlying an option granted under the Trans Financial Bancorp, Inc. 1995 Executive Stock Option Plan.
(4) Includes 37,000 shares underlying an option granted under the Trans Financial Bancorp, Inc. 1995 Executive Stock Option Plan.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL ARRANGEMENTS

    Mr. Lester has an Employment Agreement with the Corporation and TFBNA pursuant to which Mr. Lester is employed as the Chairman of the Board and Chief Executive Officer of the Corporation and TFBNA and as President of the Corporation. Mr. Lester's Employment Agreement has an initial three-year term, renewable annually such that the outstanding term continues to be three years. If the Employment Agreement is not renewed by the Corporation or TFBNA, or if the Corporation or TFBNA terminates the Employment Agreement without cause, as defined therein, then Mr. Lester will be entitled to receive, as severance pay, his base salary for the unexpired term of the Employment Agreement. Mr. Lester may terminate his employment and the Employment Agreement at any time upon 60 days written notice to the Corporation, in which event all rights to compensation and fringe benefits will terminate. Mr. Lester's base salary under the Employment Agreement is established by the Board of Directors of the Corporation at the commencement of each year and for the fiscal year ending December 31, 1994 was $236,000. Under the terms of Mr. Lester's Employment Agreement, Mr. Lester is entitled, subject to certain limitations, to a nontransferable right to purchase annually 4,000 shares of Common Stock at $5.625 per share. See footnote 1 to the table OPTION GRANTS IN 1994.

    Mr. Matthews is employed as the President of the Glasgow division of TFBNA pursuant to the employment agreement he entered into with TFBNA effective January 1, 1991. Mr. Matthews' employment agreement had an initial three year term and is renewable automatically for additional one year terms. It provides for a minimum salary of $100,000, subject to increase by TFBNA's Board of Directors, and may be terminated by TFBNA at any time without cause upon 90 days notice. Upon such termination, Mr. Matthews will receive, as severance pay, his compensation and other fringe benefits during the twelve months following the date notice of termination is given, and all rights to compensation and fringe benefits which accrue during such twelve month period.

    Upon a Change in Control of the Corporation, as hereafter defined, the exercise dates of all outstanding options under the Corporation's Executive Stock Option Plan will accelerate, and the exercise dates of all outstanding options under the Corporation's other stock option plans may be accelerated at the discretion of the Stock Option Committee, so that each option outstanding may be exercised on or after the date of the Change in Control. In addition, the shares subject to the Corporation's stock option plans will be automatically converted into and replaced by shares of common stock or other equity securities having rights and preferences no less favorable than common stock of the successor and the number of shares subject to the options and the purchase price per share upon exercise of the options will be correspondingly adjusted so that there will be no change in the aggregate purchase price payable upon exercise of any such option.

    For purposes of the 1995 Executive Stock Option Plan, a Change in Control of the Corporation means:

    (a) any share exchange or merger or consolidation to which the Corporation or a significant subsidiary of the Corporation is a party, or any purchase or other acquisition of substantially all of the business or assets of the Corporation or any significant subsidiary of the Corporation in any transaction or series of transactions by another corporation or entity, if either (i) the Corporation will not be the surviving or acquiring corporation or will not own 100% of the outstanding capital stock of the surviving, acquiring or transferee corporate entity immediately following the consummation of the transactions, or (ii) there will be a 25% change in the proportionate ownership of outstanding shares of voting stock of the Corporation as a result of the transactions;

    (b) any person (as that term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the beneficial owner of stock of the Corporation entitled to cast more than 20% of the votes at the time entitled to be cast generally for the election of directors;

    (c) more than 50% of the members of the Board shall not be Continuing Directors (meaning directors of the Corporation (i) who are members of the Board on February 1, 1995, (ii) who subsequently became directors of the Corporation by a vote of a majority of the Continuing Directors then on the Board of Directors, or (iii) whose election or nomination for election by the Corporation's stockholders was approved by a vote of a majority of the Continuing Directors then on the Board of Directors); or

    (d) the Board or the shareholders of the Corporation approve, adopt, agree to recommend, or accept any agreement, contract, offer or other arrangement providing for, or any series of transactions resulting in, any of the transactions described above.

    For purposes of the Corporation's other stock option plans, a Change in Control of the Corporation means:

    (a) any share exchange or merger or consolidation of the Corporation or a significant subsidiary of the Corporation if either (i) the Corporation will not be the surviving or acquiring corporation or will not own 100% of the outstanding capital stock of the surviving or acquiring corporation following the consummation of the transactions contemplated by the plan or agreement of exchange, merger or consolidation, or (ii) there will be a substantial change in the proportionate ownership of outstanding shares of voting stock of the Corporation as a result of the transactions contemplated by such plan or agreement of exchange, merger or consolidation;

    (b) any sale, lease, exchange, transfer or other disposition of all or any substantial part of the assets of the Corporation or a subsidiary of the Corporation followed by a liquidation of the Corporation;

    (c) the commencement of any tender offer, exchange offer or other purchase offer for, and/or any agreement to purchase, as much as (or more than) 25% of the outstanding Common Stock of the Corporation or a subsidiary of the Corporation; or

    (d) the Board or the shareholders of the Corporation approve, adopt, agree to recommend, or accept any agreement, contract, offer or other arrangement providing for, or any series of transactions resulting in, any of the transactions described above.

    Twenty-six  officers   of  the   Corporation  and   its  subsidiaries   have
nonqualified deferred compensation agreements with the Corporation or its subsidiaries, whereby the officers will receive deferred compensation upon retirement at age 65, death prior to age 65 or termination for any reason following a Change of Control of the Corporation. All benefits under each agreement are forfeited if the employee commits suicide, the employee's employment is terminated for any reason other than death or Change of Control of the Corporation or the employee competes with the Corporation in violation of the noncompete provisions contained in the agreements.

REPORT OF COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

    This report reflects the Corporation's compensation policies with respect to its executive officers as endorsed by the Compensation Committee of the Board of Directors and resulting actions taken by the Corporation for the reporting periods shown in the various compensation tables supporting this report. With respect to 1994, decisions on compensation of the Corporation's executives were made by the Compensation Committee and approved by the Board of Directors, except for decisions about awards under certain of the Corporation's stock option plans, which must be made solely by the Stock Option Committee of the Board, consisting of directors Cohron, Ellis, Garvin, Hardcastle and Medalie, in order for the grants or awards under such plans to satisfy Securities Exchange Act Rule 16b-3. With regard to compensation actions affecting Messrs. Lester and Bray, all of the non-employee members of the Board of Directors acted as the approving body.

    Essentially, the Corporation, through its executive compensation policies seeks to provide compensation that will enable the Corporation to compete for and retain talented executives who are critical to the Corporation's long-term success, support a pay for performance policy, motivate key senior officers to achieve strategic business initiatives and reward them for their achievements, and align the interests of executives with the long-term interests of stockholders through opportunities that can result in ownership of Common Stock.

    At present, the executive compensation program of the Corporation is comprised of salary, annual cash incentive opportunities, long term incentive opportunities in the form of stock options, and certain broad based employee benefit plans in which the executive officers participate, primarily the Corporation's Savings Investment Plan and Employee Stock Ownership Plan. In February 1994 the Compensation Committee received the results of a compensation study performed by an independent compensation consulting firm commissioned by the Board of Directors. For 1995 and thereafter, the executive compensation policies of the Corporation and compensation decisions with respect to the Corporation's executive officers have been and will be determined by the Corporation's Compensation Committee and reflect, in part, the results of the compensation study.

    For 1994 the Chief Executive Officer recommended to the Compensation Committee generally that no increases be made in the salaries of any of the Corporation's executive officers. This recommendation was based mainly on the fact that the profitability of the Corporation had not increased significantly from the prior year. After review and consultation with the Chief Executive Officer, the Compensation Committee followed the Chief Executive Officer's recommendation and made no increases in the salaries of the executive officers, with the exception of one instance in which the Compensation Committee determined that an increase was warranted based on the officer's individual performance.

    The Chief Executive Officer's salary was based principally on his rights under his Employment Agreement with the Corporation dated January 1, 1991, described elsewhere in the Proxy Statement. Under the Employment Agreement, the Board established Mr. Lester's minimum annual base salary for 1993 at $236,000. As discussed above with respect to the salaries of the other executive officers, the salary of the Chief Executive Officer was not increased by the Board in 1994. This decision was also based mainly on the profitability of the Corporation during 1993.

    For fiscal year 1994, the annual cash incentives for the Corporation's executive officers and certain other employees was determined under the Corporation's Performance Incentive Plan. Under this Plan, the Corporation's and the Banks' performance was measured against goals established for the fiscal year by the Compensation Committee in order to determine the cash incentives to be awarded. Goals were established in the following categories of performance:
(i) growth in the Corporation's earnings per share, (ii) the Corporation's return on equity, (iii) the Corporation's operating efficiency, (iv) acquisitions of financial institutions completed, (v) the Banks' return on assets, (vi) the Banks' deposit growth, and (vii) the Banks' operating efficiencies. The categories and goals applicable to each of the participating officers and employees were determined based on that officer's or employee's position in the Corporation and his or her resulting ability to affect the outcome of the Corporation or the Banks with respect to those goals. Cash incentives for a participant were determined as a percentage of his or her base salary on a sliding scale depending on the performance of the Corporation or the Banks in the categories applicable to that participant. For each of the categories, a minimum performance target was established, below which no cash incentive would be awarded, and a maximum potential cash incentive award was also established. The cash incentive awarded to a participant equalled the sum of the incentives determined with respect to each applicable category.

    For the Chief Executive Officer and the other executive officers of the Corporation (including all of the Named Executive Officers except Mr. Matthews) goals were established in the categories of (i) growth in the Corporation's earnings per share over the prior fiscal year, (ii) the Corporation's return on equity, (iii) the Corporation's overall operating efficiency, and (iv) acquisitions of financial institutions completed. In 1994, the Corporation achieved return on equity in the range of goals established under the Plan, and the Corporation completed three acquisitions. Therefore, cash incentives with respect to these two categories were paid to the Corporation's executive officers, including the Chief Executive Officer, for 1994 as indicated in the SUMMARY COMPENSATION TABLE.

    During 1994, Mr. Matthews was an officer and director of TFBNA. For Mr. Matthews (and other similarly situated participants) goals were established in the categories of (i) growth in the Corporation's earnings per share over the prior fiscal year, (ii) the Corporation's return on equity, (iii) the Corporation's overall operating efficiency, (iv) TFBNA's return on assets, (v) TFBNA's deposit growth, and (vi) TFBNA's operating efficiency, with 75% of Mr. Matthew's potential cash incentive tied to the categories relating to TFBNA's performance goals. In 1994, the Corporation achieved growth in earnings per share, and TFBNA achieved return on assets and an operating efficiency, in the range of goals established under the Plan, and therefore, a cash incentive was awarded to Mr. Matthews for 1994 as indicated in the SUMMARY COMPENSATION TABLE.

    Under the Corporation's Incentive Stock Option Plans, stock option grants provide the right to purchase shares of Common Stock at the fair market value (the average of the bid and asked price) on the date of grant. Options are not exercisable during the first two years after the date of grant of the option. The option grants cover shares of Common Stock authorized under stockholder approved plans. The number of shares covered by each grant reflects the Stock Option Committee's assessment of the individual's relative value to the Corporation and is purely a subjective determination by the Committee, with input from the Chief Executive Officer with respect to all awards other than those to the Chief Executive Officer.

    In December 1994, the Compensation Committee approved the Trans Financial Bancorp, Inc. 1995 Executive Stock Option Plan, and granted options under the plan to the Chief Executive Officer and to other executive officers, subject to shareholder approval of the plan. The plan was based in part on the recommendations of the compensation consulting firm which the Committee commissioned in early 1994. The plan was adopted in recognition that the achievement of the Corporation's objectives will require leadership, effort and energy on the part of the Corporation's executive officers and will be closely linked with shareholder value. Grants under the plan will be made to the senior executives believed to have a critical impact on the attainment of the Corporation's goals. Generally, each grant of an option under the plan will consist of a one-time grant and will be awarded in a like amount to executives at the same management level. Options granted under the plan will expire ten years from the date of grant and will vest three years from the date of grant. The exercise price per share for the options granted in December 1994 is $15.75, which is 120% of the average of the bid and the asked prices of the Corporation's Common Stock on the business day preceding the date of grant. Mr. Lester was granted an option to acquire 91,000 shares of Common Stock under the plan. The size of the award to Mr. Lester was based in part on the recommendation of the compensation consulting firm and on the Committee's judgment of Mr. Lester's importance to the attainment of the Corporation's long term goals.

    Under Mr. Lester's Employment Agreement, on January 1, 1994, Mr. Lester was granted an option to acquire 4,000 shares of the Corporation's common stock exercisable in July 1994. Mr. Lester exercised the option which had an exercise price equal to 69% of the market price of the Corporation's stock on January 1, 1991, the date the Employment Agreement was executed, and an exercise price equal to 36% of the market price of the Corporation's Common Stock on the date of exercise. Thus, the amount realized by Mr. Lester upon exercise of the option resulted in part from appreciation in the Corporation's Common Stock price during Mr. Lester's tenure with the Corporation. The Compensation Committee believes that the grant, as well as grants made to Mr. Lester under the Corporation's incentive stock option plans, further encourages long-term performance, promotes management retention and aligns shareholders' and managements' interests in the performance of the Corporation's Common Stock.

    Awards under the Corporation's Employee Stock Ownership Plan and Savings Investment Plan are based on a percentage of the base salary of each of the executive officers as determined under the respective plan. The Corporation's contributions to these Plans are invested in the Corporation's Common Stock.

Submitted by the Compensation Committee of the Board of Directors

Mary D. Cohron                 Floyd H. Ellis
David B. Garvin                Charles A. Hardcastle
Joseph I. Medalie

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Mr. Hardcastle, a director of the Corporation and of TFBNA and a member of the Compensation Committee and Stock Option Committee, is the owner of thirty-eight percent (38%) of the stock of Ashley Center, Inc., which leases a branch office to TFBNA. The aggregate amount of payments made under the
lease in 1994 was $        , and the aggregate amount of payments due under  the
lease  for the  current term, which  expires in April  1997, is  $         . Mr.
Hardcastle was not an owner of Ashley Center, Inc. at the time the lease was negotiated, and the Corporation believes that the terms and conditions of its relationship with Ashley Center, Inc. are as favorable as those which could have been obtained from any other third party entity.

PERFORMANCE GRAPH

    Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareowner return on the Corporation's Common Stock against the cumulative total return of the NASDAQ Market Index and a peer group index for the period of five fiscal years commencing January 1, 1990 and ending December 31, 1994. The peer group used in the peer group index, the MG Industry Group 045-East South Central Banks, consists of Alabama National Bancorp, AmSouth Bancorp, Banco Central Hispano, Bancorp South, Bank of Nashville, Cardinal Bancshares, CBT Corporation, Colonial BancGroup, Community Bancshares, Compass Bancshares, Deposit Guaranty Corporation, Farmers Capital Bank Corporation, First American Corporation, First City Bancorp, First Federal Financial, First Tennessee National Corporation, Grenada Sunburst System
Corporation, Hancock Holding Company, Kentucky Enterprise Bancorp, Leader Financial Corporation, LFS Bancorp, Mid America Bancorp, National Commerce Bancorporation, Peoples Banctrust Company, Peoples First Corporation, Peoples Holding Company, Pikeville National Corporation, Regions Financial Corporation, S.Y. Bancorp, South Alabama Bancorp, SouthTrust Corporation, TF Financial Corporation, Trans Financial Bancorp, Trustmark Corporation and Union Planters Corporation.

    The performance graph assumes that (i) $100 was invested on January 1, 1990, and (ii) dividends were reinvested during each fiscal year presented.

                               PERFORMANCE GRAPH

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                   1989       1990       1991       1992       1993       1994
Trans Financial Bancorp, Inc.                       100.00      91.40     139.54     183.04     204.54     167.26
NASDAQ Market Index                                 100.00      88.18     144.25     149.62     158.14     158.80
MG Industry Group 045-East South Central Banks      100.00      81.12     104.14     105.16     126.14     132.44

                               1989       1990       1991       1992       1993       1994
Trans Financial Bancorp,     $  100.00  $   91.40  $  139.54  $  183.04  $  204.54  $  167.26
Inc.
NASDAQ Market Index          $  100.00  $   88.18  $  144.25  $  149.62  $  158.14  $  158.80
MG Industry Group 045-       $  100.00  $   81.12  $  104.14  $  105.16  $  126.14  $  132.44
East South Central Banks

DIRECTOR COMPENSATION

    Non-employee directors of the Corporation receive an annual fee of $2,400, plus a fee of $250 for each regular Board of Directors meeting attended, $350 for each special Board of Directors meeting attended, and $150 for each committee meeting attended. Only one fee is paid for joint committee meetings. Salaried employees of the Corporation or of its subsidiaries who also serve as directors receive no additional compensation for their services as directors.

TRANSACTIONS WITH MANAGEMENT AND OTHERS

    The Banks have had and expect to have in the future business and banking transactions in the ordinary course of business with certain of their directors and executive officers and their associates, as well as with corporations with which they are connected as directors, officers or shareholders. The banking transactions which have occurred were on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons. In the opinion of management of the Corporation and the Banks, such transactions do not involve more than the normal risk of collectability or present other unfavorable features.

    The spouse of Mr. Martin, a director of the Corporation and of TFBNA, is the owner of approximately fifteen percent (15%) of the Plaza Shopping Center of Elizabethtown, Inc., which leases a building to TFBNA for use as an operations facility. The aggregate amount of payments made under the lease in 1994 was
$          , and the  aggregate amount of  payments due under  the lease for the
current term, which expires May 31,  2008, is $        (subject to  adjustment).
The Corporation believes that the terms and conditions of its relationship with Plaza Shopping Center of Elizabethtown, Inc. are as favorable as those which could have been obtained from a third party.

    Mr. Martin is the part owner of an insurance agency, Center of Insurance, Inc., through which the Corporation and its subsidiaries purchased insurance in 1994. Total insurance premiums paid to Mr. Martin's insurance agency during 1994
were approximately $       .

    Mr. Mastrapasqua, a director of the Corporation and of TFB of TN, is the owner of Mastrapasqua & Associates, Inc., an investment advisory and research company which has entered into an agreement with the Corporation and TFBNA to provide investment advisory services to the Corporation and to the Trust Department of TFBNA. The aggregate amount of fees paid to Mastrapasqua &
Associates, Inc. during 1994 was $       .

    In addition, Mastrapasqua & Associates, Inc. subleases from the Corporation, certain furniture and office space in the Palmer Plaza office building in Nashville, Tennessee and pays as rental one-half of the rent payable by the Corporation. The aggregate amount of payments made by Mastrapasqua & Associates,
Inc. under this sublease  in 1994 was  $         , and  the aggregate amount  of
payments  due from Mastrapasqua  & Associates, Inc. under  this sublease for the
current term, which expires  February 28, 1997,  is $         . The  Corporation
believes that the terms and conditions of its relationship with Mastrapasqua & Associates, Inc. are as favorable as those which could have been obtained from a third party.

    Mr. Mastrapasqua is also the owner of 814 Church Street, L.L.C., from which the Corporation proposes to lease space in a building in Nashville, Tennessee. The building is currently being refurbished for occupancy by the Corporation and other tenants, and the Corporation expects to take possession of the leased space in August 1995. As part of this lease arrangement, 814 Church Street, L.L.C. has agreed to assume all of the Corporation's liability for lease payments for space in the Palmer Plaza office building described in the preceding paragraph. The aggregate amount of payments due to 814 Church Street, L.L.C. under this lease for the current term, which expires fifteen years after
the Corporation  takes possession  of the  leased  space, is  $           .  The
Corporation believes that the terms and conditions of its relationship with 814 Church Street, L.L.C. are as favorable as those which could have been obtained from a third party.

    Mr. Van Meter, a director of TFBNA and the Corporation, was the owner of an airplane which he sold to the Corporation on January 2, 1994 for $430,000. In order to determine the fair price of the airplane, the Corporation solicited bids for the purchase of similar aircraft with comparable equipment and air miles flown. The purchase price paid by the Corporation was in the middle range of the ten bids received. The Corporation sold the airplane in May 1994 for $415,000 to The Cessna Aircraft Company. The sales price was set at the amount The Cessna Aircraft Company established for its contemporaneous sale of the plane to a third party.

    Mr. Van Meter is also part owner of an insurance agency, Van Meter Insurance Agency, through which, as of January 1, 1995, the Corporation purchases life and long-term disability insurance for its officers and employees. Van Meter Insurance Agency was selected as the agent for purchases of this insurance as part of a bidding process with two other unrelated insurance agencies.

    Other transactions between the Corporation or the Banks and management are described under COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION.

                                  PROPOSAL II
                   APPROVAL OF TRANS FINANCIAL BANCORP, INC.
                        1995 EXECUTIVE STOCK OPTION PLAN

    The Board of Directors of the Corporation adopted, subject to the approval of its shareholders, the Trans Financial Bancorp, Inc. 1995 Executive Stock Option Plan (the "Plan"), effective December 19, 1994. The purpose of the Plan is to promote the interests of the Corporation by affording an incentive to certain key executive employees to remain in the employ of the Corporation and to use their best efforts on its behalf, resulting in increased shareholder value through profitable growth, and to aid the Corporation in attracting, maintaining, and developing capable personnel of a caliber required to ensure the continued success of the Corporation. A copy of the Plan is attached to this Proxy Statement as Appendix A.

    At the Annual Meeting, the shareholders of the Corporation will be asked to approve the Plan. Approval of the Plan by the Corporation's shareholders is required if executive officers who receive options are to be eligible for the exemption provided by Rule 16b-3 promulgated under Section 16(b) of the Securities Exchange Act of 1934. Unless otherwise instructed, it is the intention of the persons named in the accompanying form of proxy to vote shares represented by properly executed proxies in favor of the Plan.

SUMMARY OF THE PLAN

    The Plan will be administered, interpreted and applied by a committee ("Committee") consisting of not less than three directors, none of whom will have, at any time for one year prior to appointment to the Committee, been eligible to receive stock or options under any plan of the Corporation or its subsidiaries. The Plan provides that only executive officers of the Corporation and its subsidiaries are eligible to receive an option under the Plan. The Committee has exclusive jurisdiction to (a) determine the executive officers of the Corporation and its subsidiaries who will receive options under the Plan, the number of shares of Common Stock covered by each option, and the time or times when options will be granted, (b) fix such other provisions of the option agreement as it may deem necessary or desirable consistent with the terms of the Plan, and (c) determine all other questions relating to the administration of the Plan.

    A total of 313,000 shares of Common Stock may be issued under the Plan. The number, price and kind of shares subject to the Plan may be subject to adjustments in the event of any reorganization, recapitalization, stock split, stock dividend, combination of shares, merger or consolidation, or any other change (after the effective date of the Plan) in the nature or number of shares of Common Stock of the Corporation in order to avoid the dilution of shares subject to outstanding options and to continue in force outstanding options by substituting thereunder the option shares of a successor corporation which may subsequently acquire the Corporation.

    The Plan requires that the option price must be equal to 120% of the fair market value of the shares on the date of the grant, as determined by the average of the closing bid and asked quotations or the closing high bid quotation, whichever is available, for the Common Stock in the over-the-counter market on the immediately preceding business day as reported by the NASDAQ National Market.

    The Plan fixes the maximum term of any option granted under the Plan at ten years from the date of the grant of the option. The Plan also generally provides that an option granted may not be exercised within three years from the date of its grant. Thereafter, options may be exercised in whole or in part. Notwithstanding the foregoing, upon the death or disability of an optionee or if there is a Change in Control of the Corporation, as defined in the Plan, all outstanding options will become immediately exercisable.

    Options granted pursuant to the Plan are not transferable except upon the death of an optionee, in which event they may be transferred only in accordance with and to the extent provided for in the laws of descent and distribution of Kentucky. If any optionee ceases to be employed by the Corporation or its subsidiaries for any reason other than for total and permanent disability, death or retirement, the option will immediately lapse and all right to exercise the optionee's options shall terminate on the earlier of: (a) the date of the optionee's termination of employment; or (b) the date on which written notice of such termination is delivered by the Corporation to the optionee. If an optionee dies while an employee of the Corporation or one of its subsidiaries, or his or her employment by the Corporation or a subsidiary terminates because of disability, the optionee's option will become fully exercisable on the date of the optionee's death or disability and may be exercised by the optionee or his or her representative for a one year period thereafter, provided the option has not previously expired. If an optionee's employment with the Corporation or a subsidiary terminates by reason of retirement, the optionee's option may be exercised, to the extent the optionee was entitled to exercise the option on the date of such termination of employment, for a three month period thereafter, provided the option has not previously expired.

    The option price for the Common Stock must be paid in full when the option is exercised. Subject to such rules as the Committee may impose, the option price may be paid in whole or in part in (a) cash, (b) whole shares of Common Stock owned by the optionee evidenced by negotiable certificates, (c) by a combination of such methods of payment, or (d) such other consideration as shall constitute lawful consideration for the issuance of Common Stock and be approved by the Committee (including without limitation, assurance satisfactory to the Committee from a broker registered under the Securities Exchange Act of 1934 of the delivery of the proceeds of an imminent sale of the Common Stock to be issued pursuant to the exercise of such option, such sale to be made at the direction of the optionee). Moreover, subject to such restrictions, terms and conditions as the Committee may impose, an optionee may request the Corporation to "pyramid" the optionee's shares; that is, to automatically apply the shares which the optionee is entitled to receive on the exercise of a portion of an option to satisfy the exercise for additional portions of the option, thus resulting in multiple simultaneous exercises of an option by use of whole shares as payment.

    While the Board of Directors of the Corporation intends to continue the Plan in effect until the scheduled termination date on December 31, 2005, the Board may modify, amend or terminate the Plan without a vote of the shareholders; except that, without approval by shareholders of the Corporation holding not less than a majority of the votes represented and entitled to be voted at a duly held meeting of the Corporation's shareholders, no amendment shall be made if shareholder approval is necessary to continue to qualify the Plan under the Securities and Exchange Commission Rule 16b-3.

GRANTS MADE SUBJECT TO SHAREHOLDER APPROVAL OF PLAN

    Subject to shareholder approval of the Plan, options to purchase an aggregate of 165,000 shares of Common Stock at an exercise price of $15.75 were granted on December 19, 1994 to current executive officers as a group. All options granted under the Plan have an exercise price per share equal to 120% of the fair market value of a share of stock on the date of grant (the average of the bid and asked quotations for the Common Stock on the business day preceding the date of grant, as reported on the NASDAQ National Market) and a term of ten years from the date of grant. Subject to shareholder approval of the Plan, options to purchase 91,000 shares of Common Stock were granted to Mr. Lester, Chief Executive Officer of the Company, and options to purchase 37,000 shares of Common Stock were granted to each of Mr. Berta, Executive Vice President and Chief Financial Officer, and Mr. Moser, Senior Vice President -- Marketing.

    As  of March 1, 1995, the fair market value of the Common Stock for purposes
of the Plan, as reported by NASDAQ, was $       .

FEDERAL INCOME TAX CONSEQUENCES

    Generally there will be no income tax consequences to the optionee or the Corporation when an option is granted under the Plan. When an option is exercised, the excess of the then fair market value of the Common Stock over the option price will constitute ordinary income to the optionee and the Corporation will be entitled to deduct an equal amount as compensation expense.

    Upon disposition of the stock by the employee, long-term or short-term capital gain or loss, as the case may be, will be recognized, equal to the difference between the amount realized on such disposition and the basis for the stock, which will include the amount previously recognized as ordinary income. The holding period for capital gains purposes will commence on the day the optionee acquires the shares pursuant to the option.

EFFECT ON POTENTIAL TAKEOVER ATTEMPTS INCLUDING POSSIBLE DISADVANTAGE

    While the purpose of the Plan is to promote the interests of the Corporation by attracting, maintaining and affording an incentive to the Corporation's key executive officers, certain provisions of the Plan may have an anti-takeover effect. In the event of a Change in Control, the ability to exercise all outstanding options will be accelerated. Additionally, in the event of a Change in Control, the common stock or other comparable securities of the acquiring entity will be substituted for the Common Stock of the Corporation subject to the Plan and outstanding options. A "Change in Control" is defined under the Plan as:

    (a) any share exchange or merger or consolidation to which the Corporation or a Significant Subsidiary of the Corporation is a party, or any purchase or other acquisition of substantially all of the business or assets of the Corporation or of any Significant Subsidiary in any transaction or series of transactions, by another corporation or entity, if either (i) the Corporation will not be the surviving or acquiring corporation or will not own 100% of the outstanding capital stock of the surviving, acquiring or transferee corporate entity immediately following the consummation of the transactions, or (ii) there will be a 25% change in the proportionate ownership of outstanding shares of voting stock of the Corporation as a result of the transactions;

    (b) any person (as that term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the beneficial owner of stock of the Corporation entitled to cast more than 20% of the votes at the time entitled to be cast generally for the election of directors;

    (c) more than 50% of the members of the Board shall not be Continuing Directors (meaning the directors of the Corporation (A) who are members of the Board on February 1, 1995, (B) who subsequently became directors of the Corporation by a vote of a majority of the Continuing Directors then on the Board of Directors, or (C) whose election or nomination for election by the Corporation's stockholders was approved by a vote of a majority of the Continuing Directors then on the Board of Directors); or

    (d) the Board or the shareholders of the Corporation approve, adopt, agree to recommend, or accept any agreement, contract, offer or other arrangement providing for, or any series of transactions resulting in, any of the transactions described above.

    The effect of these provisions of the Plan may be to discourage an unsolicited tender offer or other unsolicited takeover bid for the Corporation's Common Stock. These provisions of the Plan may make the Corporation a less attractive takeover target. Additionally, these provisions may encourage persons desiring to take over or control the Corporation to initiate such action through negotiations with the then incumbent Board of Directors and management instead of through a direct offer to the shareholders. The provisions of the Plan could make the accomplishment of a transaction more difficult or more costly even if the transaction is favorable to the interests of the shareholders.

    The management of the Corporation presently is aware of no specific efforts to obtain control of the Corporation, either in a friendly or hostile manner.

                                 VOTE REQUIRED

    The adoption of this proposal will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Corporation present or represented, and entitled to vote on the proposal.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

                                  PROPOSAL III
               APPROVAL OF TRANS FINANCIAL BANCORP, INC. OUTSIDE
                         DIRECTOR RESTRICTED STOCK PLAN

    The Board of Directors of the Corporation approved, subject to the approval of the shareholders, the Trans Financial Bancorp, Inc. Outside Directors' Restricted Stock Plan (the "Directors' Stock Plan"), effective February 20, 1995. The purpose of the Directors' Stock Plan is to provide non-employee directors of the Corporation or its subsidiaries with a means of acquiring or increasing their proprietary interest in the Corporation, to retain and motivate their continuing service to the Corporation and its subsidiaries, and to increase their incentive to work toward the attainment of the long-term growth and profit objectives of the Corporation and its subsidiaries. Directors of the Corporation and its subsidiaries will participate in the Directors' Stock Plan upon adoption of the Plan by the Corporation or by such subsidiary. It is anticipated that the Corporation and each of its subsidiaries will adopt the Plan within the next six months. A copy of the Directors' Stock Plan is attached to this Proxy Statement as Appendix B.

    At the Annual Meeting, the shareholders of the Corporation will be asked to approve the Directors' Stock Plan. Approval of the Directors' Stock Plan by the Corporation's shareholders is required if the directors who receive grants of restricted stock are to be eligible for the exemption provided by Rule 16b-3 promulgated under Section 16(b) of the Securities Exchange Act of 1934. Unless otherwise instructed, it is the intention of the persons named in the accompanying form of proxy to vote shares represented by properly executed proxies in favor of the Directors' Stock Plan.

SUMMARY OF THE DIRECTORS' STOCK PLAN

    Upon adoption of the Directors' Stock Plan by the Corporation or any subsidiary, directors of the Corporation or the subsidiary, including advisory directors, will receive their compensation as directors (exclusive of attendance
fees)   in  shares  of  the  Corporation's  Common  Stock,  subject  to  certain restrictions on transferability which are discussed under the heading "Restrictions" (the "Restricted Shares").

    The award of Restricted Shares is determined by dividing the director's annual rate of remuneration (exclusive of attendance fees) by the fair market value of the shares. Under the Directors' Stock Plan, the fair market value of the shares equals the average of the daily averages of the high and low sales price of the shares for the 5 consecutive trading days immediately preceding the annual shareholders' meeting or the first day of the director's term of office. Fractional shares are computed to the nearest whole share. Non-employee directors of the Corporation are currently compensated at the annual rate of $2,400. Upon adoption of the Directors' Stock Plan, each such director would be entitled to receive Restricted Shares having a market value of $2,400. The specific number of shares to be issued in each year will depend on the then current rate of annual remuneration and the per share price for the Corporation's Common Stock during the relevant period prior to the grant.

RESERVATION OF SHARES

    The total number  of shares reserved  for grant under  the Directors'  Stock
Plan  may not  exceed           .  Those shares  will consist  of authorized but
unissued shares. If any shares subject to grants are forfeited, the forfeited shares will become available for reissuance under the Directors' Stock Plan.

RESTRICTIONS

    Restricted Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, until the first to occur of: (a) the earlier of one year after the date of grant or the expiration of the director's term of office for which the grant relates, (b) the grantee's death, (c) the involuntary termination of the grantee's status as a director, or (d) a change in control of the Corporation. In no event, however, will the Restricted Shares be transferrable and free of restrictions before the expiration of a 6 month period beginning the first day of the director's term of office, or, if later, the date of issuance of the Restricted Shares.

    All Restricted Shares will bear a legend citing the restrictions contained in the Directors' Stock Plan. When the restrictions lapse, the grantee is entitled to have the legend removed from any shares or certificates. Restrictions are lifted automatically upon the expiration of the period to which the restrictions apply. If a director voluntarily terminates his or her status as a director before the expiration of the period of restriction, any shares still subject to restriction are immediately forfeited.

RIGHTS

    Grantees holding Restricted Shares may exercise full voting rights with respect to those shares and are entitled to receive all dividends and other distributions paid with respect to those shares. If any dividends or other distributions are paid in shares, these shares are also subject to the same restrictions on transferability as the Restricted Shares with respect to which they are paid.

ADJUSTMENTS IN CAPITALIZATION

    If the outstanding shares of Common Stock of the Corporation are changed because of a stock dividend, stock split, recapitalization, merger, consolidation, combination, stock rights plan or exchange of shares or other similar corporate change, the aggregate number of shares which may be issued under the Directors' Stock Plan are to be adjusted by the ineligible members of the Board of Directors of the Corporation. Those members have the discretion to make appropriate adjustments in the number and type of shares subject to restricted share grants then outstanding under the Directors' Stock Plan according to such grants or otherwise.

AMENDMENTS AND TERMINATION

    The Board of Directors may amend, modify, alter or terminate the Directors' Stock Plan at any time. The Directors' Stock Plan may not, however, be amended more frequently than once every six months. In addition, without the approval by shareholders holding not less than a majority of the shares present or represented and entitled to be voted at a duly held meeting of the Corporation's shareholders, no amendment shall be made if shareholder approval is necessary to continue to qualify the Directors' Stock Plan under the SEC Rule 16b-3.

                                 VOTE REQUIRED

    The adoption of this proposal will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Corporation present or represented, and entitled to vote on the proposal.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

                                  PROPOSAL IV
            AMENDMENT OF ARTICLE I OF THE ARTICLES OF INCORPORATION

    Article I of the Corporation's articles of incorporation establishes the name of the Corporation as "Trans Financial Bancorp, Inc." At the Annual Meeting, the shareholders will be asked to approve the Board of Directors' proposal that the articles of incorporation be amended to change the name of the Corporation to "Trans Financial, Inc."

    The Corporation was originally organized in 1984 as a one-bank holding company for TFBNA. Since that time, the Corporation has grown significantly, and, in addition to acquiring additional banks and savings and loan associations, has made significant progress in diversifying the products and services offered through its various subsidiaries, beyond those offered by a typical banking organization. The Board of Directors believes that it is important to continue this effort to offer additional products and services through various delivery mechanisms. The Board of Directors believes that the Corporation has become a financial services company and not just a banking company, and believes it is appropriate and important to reflect this change in the name of the Corporation.

                                 VOTE REQUIRED

    The adoption of this proposal will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Corporation voted on the proposal, assuming a quorum is present.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

                   RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

    For the years ended December 31, 1992, 1993 and 1994, the accounting firm of KPMG Peat Marwick served as the Corporation's and the Banks' independent public accountants and auditors. Upon the recommendation of management, the Board of Directors has approved the selection of KPMG Peat Marwick to serve as the Corporation's independent public accountants and auditors for the year ending December 31, 1995.

    A representative from the firm of KPMG Peat Marwick is expected to be present at the Annual Meeting and will be available to make a statement should he desire to do so, and respond to questions of the shareholders.

                    SHAREHOLDER PROPOSALS AND OTHER MATTERS

    In order to be included in the Corporation's proxy statement and proxy for the annual meeting of the shareholders of the Corporation in 1996, any proposals which a shareholder intends to present at that meeting must be received by the Secretary of the Corporation not later than November 8, 1995.

    Any shareholder may strike out the names of the proxies designated by the Board of Directors on the form of proxy and may write in and substitute the name of any other person and may deliver the revised form of proxy to such other person whom the shareholder may wish to designate as proxy for the purpose of representing the shareholder at the Annual Meeting.

    At the time of preparation of this proxy material, the Corporation knows of no other matters to be presented for action at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy card intend to vote the shares represented thereby in accordance with their judgment.

                                          By Order of the Board of Directors,

                                          Jay B. Simmons
                                          Secretary

Bowling Green, Kentucky
March 8, 1995

                                   APPENDIX A
                         TRANS FINANCIAL BANCORP, INC.
                        1995 EXECUTIVE STOCK OPTION PLAN

    1. PURPOSE. The purpose of the Trans Financial Bancorp, Inc. 1995 Executive Stock Option Plan is to promote the interests of the Company by affording an incentive to certain key executive employees to remain in the employ of the Company and its Subsidiaries and to use their best efforts on its behalf, resulting in increased shareholder value through profitable growth; and further to aid the Company and its Subsidiaries in attracting, maintaining, and developing capable personnel of a caliber required to ensure the continued success of the Company and its Subsidiaries through the opportunity for stock ownership offered under this Plan.

    2.  DEFINITIONS.

        A.  BOARD.  The word "Board" means the Company's Board of Directors.

        B. CHANGE IN CONTROL. The term Change in Control means: [a] any share exchange or merger or consolidation to which the Company or a Significant Subsidiary of the Company is a party, or any purchase or other acquisition of substantially all the business or assets of the Company or any Significant Subsidiary in any transaction or series of transactions, by another corporation or entity, if either [i] the Company will not be the surviving or acquiring corporation or will not own 100% of the outstanding capital stock of the surviving, acquiring or transferee corporate entity immediately following the consummation of the transactions contemplated by the plan or agreement of exchange, merger, consolidation, or sale of assets, or [ii] there will be a twenty-five percent (25%) change in the proportionate ownership of outstanding shares of voting stock of the Company as a result of the transactions contemplated by such plan or agreement of exchange, merger, consolidation or sale of assets; [b] any person (as that term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the beneficial owner (as that term is used in Section 13(d) of the Exchange
    Act) of stock of the Company entitled to cast more than 20% of the votes at the time entitled to be cast generally for the election of directors; [c] more than 50% of the members of the Board shall not be Continuing Directors (which term, as used herein, means the directors of the Company (x) who are members of the Board on December 19, 1994 or (y) who subsequently became directors of the Company by a vote of a majority of the Continuing Directors then on the Board of Directors, or whose election or nomination for election by the Company's stockholders was approved by a vote of a majority of the Continuing Directors then on the Board of Directors); or [d] the Board or the shareholders of the Company approve, adopt, agree to recommend, or accept any agreement, contract, offer or other arrangement providing for, or any series of transactions resulting in, any of the transactions described above.

        C. CODE. The word "Code" means the Internal Revenue Code of 1986, as amended.

        D.   COMMON STOCK.   The term "Common Stock"  means the Company's common
    stock or the common stock or securities of a Successor that have been substituted therefor pursuant to Section 9.

        E. COMPANY. The word "Company" means Trans Financial Bancorp, Inc., a Kentucky corporation, with its principal place of business at 500 East Main Street, Bowling Green, Kentucky 42101.

        F. DISABILITY. The word "Disability" means, as defined by and to be construed in accordance with Code Section 22(e)(3), any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months, and which renders the Optionee unable to engage in any substantial gainful activity. An Optionee shall not be considered to have a Disability unless the Optionee furnishes proof of the existence thereof in a such form and manner, and at such time, as the Plan Committee may require.

        G. EXCHANGE ACT. The term "Exchange Act" means the Securities Exchange Act of 1934, and the rules and regulations promulgated thereunder as amended from time to time.

        H.   OPTION PRICE.   The term "Option Price" means  the price to be paid
    for Common Stock upon the exercise of an option granted under the Plan, in accordance with Section 7.B.

        I.   OPTIONEE.   The word "Optionee"  means an employee  to whom options
    have been granted under the Plan.

        J. OPTIONEE REPRESENTATIVE. The term "Optionee Representative" means the personal representative of the Optionee's estate, and after final settlement of the Optionee's estate, the successor or successors entitled thereto by law.

        K. PLAN. The word "Plan" means the Trans Financial Bancorp, Inc. 1995 Executive Stock Option Plan, as set forth herein, and as amended from time to time.

        L.    PLAN COMMITTEE.   The  term "Plan  Committee" means  the committee
    appointed by the Board to administer the Plan, pursuant to Section 4.

        M. SIGNIFICANT SUBSIDIARY. The term "Significant Subsidiary" means any Subsidiary which meets either of the following: [i] the assets of the Subsidiary exceed forty percent (40%) of the total consolidated assets of the Company as of the end of the most recently completed fiscal year; or [ii] the Subsidiary's income from continuing operations before income taxes and extraordinary items exceeds forty percent (40%) of the consolidated income of the Company as of the most recently completed fiscal year.

        N. SUBSIDIARY. The word "Subsidiary" means, as defined in Code Section 424(f), any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of an option under the Plan, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock of one of the other corporations in such chain.

        O. SUCCESSOR. The word "Successor" means the entity surviving a merger or consolidation with the Company, or the entity that acquires all or a substantial portion of the Company 's assets or outstanding capital stock (whether by merger, purchase or otherwise).

    3.  SHARES SUBJECT TO PLAN.

        A. AUTHORIZED UNISSUED SHARES. Subject to the provisions of Section 9, the shares to be delivered upon exercise of options granted under the Plan shall be made available, at the discretion of the Board, from the authorized unissued shares of Common Stock.

        B. AGGREGATE NUMBER OF SHARES. Subject to adjustments and substitutions made pursuant to the provisions of Section 9, the aggregate number of shares that may be issued upon exercise of all options that may be granted under the Plan shall not exceed three hundred thirteen thousand (313,000) of the Company's authorized shares of Common Stock.

        C. SHARES SUBJECT TO EXPIRED OPTIONS. If any option granted under the Plan expires or terminates for any reason without having been exercised in full in accordance with the terms of the Plan, the shares of Common Stock subject to, but not delivered under, such option shall become available for any lawful corporate purpose, including for transfer pursuant to other options granted to the same employee or other employees without decreasing the aggregate number of shares of Common Stock that may be granted under the Plan.

    4. ADMINISTRATION. The Plan shall be administered by the Plan Committee, whose membership shall be determined and reviewed from time to time by the Board. The Plan Committee shall consist of not less than three (3) members of the Board who are not and have not at any time for one (1) year prior to appointment to the Plan Committee been eligible to receive stock or options under any plan of the Company or any of its affiliates. Members of the Plan Committee shall be subject to any additional restrictions necessary to satisfy the requirements for disinterested administration of the Plan as set forth in Rule 16b-3 under the Exchange Act. The Plan Committee shall have full power and authority to construe, interpret, and administer the Plan and may from time to time adopt such rules and regulations for carrying out the Plan as it may deem proper and in the best interests of the Company. The interpretation of any provisions of the Plan by the Committee shall be final, conclusive, and binding upon all persons and the officers of the Company shall place into effect and shall cause the Company to perform its obligations under the Plan in accordance with the determinations of the Plan Committee in administering the Plan. The decision of a majority of the members of the Plan Committee shall constitute the decision of the Plan Committee and the Plan Committee may act either at a meeting at which a majority of the members of the Plan Committee is present, or by a writing signed by all of the members of the Plan Committee.

    5. GRANT OF OPTIONS. Subject to the terms, provisions and conditions of the Plan, the Plan Committee shall have exclusive jurisdiction: [i] to select executive officers of the Company and its subsidiaries to participate in the Plan; [ii] to determined the number of shares covered by each option, [iii] to determine the time or times when options will be granted; [iv] to fix such other provisions of the option agreement as it may deem necessary or desirable consistent with the terms of the Plan; and [v] to determine all other questions relating to the administration of the Plan.

    6.    ELIGIBILITY.   Stock options  under the  Plan may  be granted  only to
executive officers of the Company and/or its subsidiaries.

    7. TERMS AND CONDITIONS OF OPTIONS. Each option granted under the Plan shall be evidenced by an option agreement signed by the Optionee and by a member of the Plan Committee on behalf of the Company. An option agreement shall constitute a binding contract between the Company and the Optionee, and every Optionee, upon acceptance of such option agreement, shall be bound by the terms and restrictions of the Plan and of the option agreement. Such agreement shall be subject to the following express terms and conditions and to such other terms and conditions that are not inconsistent with the Plan as the Plan Committee may deem appropriate.

        A. OPTION EXERCISE PERIOD. No option granted under the Plan shall be exercisable until the expiration of three (3) years from the date of grant of the option. Thereafter, the option may be exercised, in whole or in part, at any time before its lapse. Notwithstanding the foregoing, the option shall become fully exercisable in the event of the Optionee's termination of employment with the Company or a Subsidiary because of the Optionee's death or Disability in accordance with Section 7.C, and in the event of a Change in Control in accordance with Section 7.D. The option shall lapse at the earliest of the following times:

           (1) ten (10) years after the date of grant; or

           (2) three (3) months after termination of employment with the Company or a Subsidiary because of Optionee's retirement in accordance with the terms of the Company's tax-qualified retirement plans or with the consent of the Plan Committee; or

           (3) one (1) year after termination of employment with the Company or a Subsidiary because of Optionee's death or Disability; or

           (4) the earlier of: [i] the date of Optionee's termination of employment for reasons other than death, Disability or retirement; or [ii] the date on which written notice of such termination is delivered by the Company to the Optionee upon termination of employment with the Company or a Subsidiary for reasons other than death, Disability or retirement.

        B. OPTION PRICE. The Option Price per share of Common Stock shall be one hundred twenty percent (120%) of the fair market value of the Common Stock on the date of grant. The fair market value of Common Stock shall be determined by the average of the closing bid and asked quotations or the closing high bid quotation, whichever is available, for the Common Stock in the over-the-counter market, as reported by the National Association of Securities Dealers Automated Quotation System National Market, on the business day immediately preceding the date of grant. The Option Price shall be subject to adjustments in accordance with the provisions of Section 9 herein.

        C.  EXERCISE IN THE EVENT OF DEATH OR TERMINATION OF EMPLOYMENT.

           (1) DEATH. If an Optionee dies while an employee of the Company or a Subsidiary, the Optionee's options shall become fully exercisable on the date of the Optionee's death and may be exercised by the Optionee's Representative at any time, or from time to time, but not later than the expiration date specified in Section 7.A or one (1) year after the Optionee's death, whichever date is earlier.

           (2) DISABILITY. If an Optionee's employment by the Company or a Subsidiary terminates because of the Optionee's Disability, the
       Optionee's options shall become fully exercisable on the date of the Optionee's termination of employment, and may be exercised at any time, or from time to time, but not later than the expiration date specified in
       Section 7.A or one (1) year after termination of Optionee's employment, whichever date is earlier.

           (3) RETIREMENT. If an Optionee's employment with the Company or a Subsidiary terminates by reason of Optionee's retirement in accordance with the terms of the Company's tax-qualified retirement plans or with the consent of the Plan Committee, the Optionee may exercise options granted to Optionee under the Plan, to the extent the Optionee was entitled to exercise the option on the date of Optionee's termination of employment, at any time, or from time to time, but not later than the expiration of the date specified in Section 7.A, or three (3) months of termination of employment, whichever date is earlier.

           (4) TERMINATION OF EMPLOYMENT FOR REASONS OTHER THAN DEATH, DISABILITY OR RETIREMENT. If an Optionee's employment with the
       Company or a Subsidiary terminates for any reason other than death, Disability or retirement, whether such termination is by the Company, either with or without cause, or by the Optionee, all right to exercise the Optionee's options shall terminate on the earlier of: [i] date of Optionee's termination of employment; or [ii] the date on which written notice of such termination is delivered by the Company to the Optionee.

        D. ACCELERATION. Notwithstanding the provisions of Section 7.B, if there is a Change in Control, then the exercise dates of all outstanding options shall accelerate so that each option outstanding may be exercised on or after the date of the Change in Control.

        E. LEAVES OF ABSENCE. The Plan Committee may, in its discretion, treat all or any portion of any period during which an Optionee is on military or on an approved leave of absence from the Company or a Subsidiary as a period of employment of such Optionee by the Company or Subsidiary for purposes of the Plan. Notwithstanding the foregoing, if a leave of absence exceeds ninety (90) days and reemployment is not guaranteed by contract or statute, the Optionee's employment by the Company or a Subsidiary for the purposes of the Plan shall be deemed to have terminated on the 91st day of the leave.

        F. MANNER OF EXERCISE. To exercise an option, the Optionee shall deliver to the Company: [i] seven (7) days' prior written notice specifying the number of shares as to which the option is being exercised and, if determined by counsel for the Company to be necessary, representing that such shares are being acquired for investment purposes only and not for purpose of resale or distribution; and [ii] payment by the Optionee, or a broker-dealer (as provided in Section 7.G), for such shares of the Option Price for the number of shares with respect to which the option is exercised. On or before the expiration of the seven (7) day notice period, and provided that all conditions precedent contained in the Plan are satisfied, the Company shall, without transfer or issuance tax or other incidental expenses to Optionee, deliver to Optionee, at the offices of the Company, a certificate or certificates for the Common Stock. If Optionee fails to accept delivery of the Common Stock, the Optionee's rights to exercise the applicable portion of the option shall terminate.

        G. PAYMENT FOR SHARES. Except as otherwise provided in this Section 7, the Option Price for the Common Stock shall be paid in full when the option is exercised. Subject to such rules as the Committee may impose, the Option Price may be paid in whole or in part in [i] cash, [ii] whole shares of Common Stock owned by the Optionee evidenced by negotiable certificates, [iii] by a combination of such methods of payment, or [iv] such other consideration as shall constitute lawful consideration for the issuance of Common Stock and be approved by the Committee (including without limitation, assurance satisfactory to the Committee from a broker registered under the Exchange Act of the delivery of the proceeds of an imminent sale of the Common Stock to be issued pursuant to the exercise of such option, such sale to be made at the direction of the Optionee). Moreover, subject to such restrictions, terms and conditions as the Committee may impose, an Optionee may request the Company to "pyramid" the Optionee's shares; that is, to automatically apply the shares which the Optionee is entitled to receive on the exercise of a portion of an option to satisfy the exercise for additional portions of the option, thus resulting in multiple simultaneous exercises of an option by use of whole shares as payment. If payment of the Option Price is made in Common Stock, the value of the Common Stock used for payment of the Option Price shall be the fair market value of the Common Stock, determined in accordance with Section 7.B, on the business day preceding the day written notice of exercise is delivered to the Company.

        H. EXERCISES CAUSING LOSS OF COMPENSATION DEDUCTION. No part of an option may be exercised to the extent the exercise would cause the Optionee to have compensation from the Company and its affiliated companies for any year in excess of $1 million and which is nondeductible by the Company and its affiliated companies pursuant to Code Section 162(m) and the regulations issued thereunder. Any option not exercisable because of this limitation shall continue to be exercisable in any subsequent year in which the exercise would not cause the loss of the Company's or its affiliated companies' compensation tax deduction, provided such exercise occurs before lapse of the option, and otherwise complies with the terms and conditions of the Plan and option agreement.

        I. INVESTMENT REPRESENTATION. Each option agreement may provide that, upon demand by the Plan Committee for such a representation, the Optionee or Optionee's Representative shall deliver to the Plan Committee at the time of any exercise of an option or portion thereof a written representation that the shares to be acquired upon such exercise are to be acquired for investment and not for resale or with a view to the distribution thereof. Upon such demand, delivery of such representation before delivery of Common Stock issued upon exercise of an option and before expiration of the option period shall be a condition precedent to the right of the Optionee or Optionee's Representative to purchase Common Stock.

        J. TRANSFERABILITY OF OPTIONS. An option granted under the Plan may not be transferred by the Optionee otherwise than by will or the laws of descent and distribution, and during the lifetime of the Optionee to whom granted, may be exercised only by such Optionee.

        K. NO RIGHTS AS SHAREHOLDER. No Optionee or Optionee's Representative shall have any rights as a shareholder with respect to Common Stock subject to Optionee's option before the date of transfer to the Optionee of a certificate or certificates for such shares.

        L. NO RIGHTS TO CONTINUED EMPLOYMENT. The Plan and any option granted under the Plan shall not confer upon any Optionee any right with respect to continuance of employment by the Company or any Subsidiary, nor shall it interfere in any way with the right of the Company or any Subsidiary by which an Optionee is employed to terminate Optionee's employment at any time.

    8. COMPLIANCE WITH OTHER LAWS AND REGULATIONS. The Plan, the grant and exercise of options thereunder, and the obligation of the Company to sell and deliver Common Stock under such options, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for Common Stock before [i] the listing of the Common Stock on any stock exchange or over-the-counter market on which the Common Stock may then be listed and [ii] the completion of any qualification of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable.

    9.  CAPITAL ADJUSTMENTS AFFECTING STOCK, MERGERS AND CONSOLIDATIONS.

        A. CAPITAL ADJUSTMENTS. In the event of capital adjustment after the effective date of the Plan in the Common Stock of the Company by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger or consolidation, or any other change (after the effective date of the Plan) in the nature or number of shares of Common Stock of the Company, a proportionate adjustment shall be made in the maximum number and kind of shares which may be delivered under the Plan, and in the Option Price under and the number and kind of shares of Common Stock covered by outstanding options granted under the Plan. By virtue of such a capital adjustment, the price of any share under option shall be adjusted so that there will be no change in the aggregate purchase price payable upon exercise of any such option.

        B. CHANGE IN CONTROL. Without limiting the generality of the foregoing, if there is a Change in Control and as a result of the transactions contemplated by the Change in Control, a Successor will acquire all or a substantial portion of the assets or outstanding capital stock of the Company, then the kind of shares of common stock which shall be subject to the Plan and to each outstanding option shall automatically be converted into and replaced by shares of common stock, or such other class of equity securities having rights and preferences no less favorable than common stock of the Successor, and the number of shares subject to the options and the purchase price per share upon exercise of the options shall be correspondingly adjusted, so that, by virtue of such Change in Control of the Company, each Optionee shall have the right to purchase [i] that number of shares of the Successor which, as of the date of the Change in Control, have a fair market value equal to the fair market value of the shares of the Company theretofore subject to an option, [ii] for a purchase price per share which, when multiplied by the number of shares of the Successor subject to the option, shall equal the aggregate exercise price at which the Optionee could have acquired shares of the Company under such option.

        C. NO EFFECT ON COMPANY'S RIGHTS. The granting of an option pursuant to the Plan shall not affect in any way the right and power of the Company to make adjustments, reorganizations, reclassifications, or changes of its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.

    10. TAX WITHHOLDING. Upon the exercise of an option granted by the Plan, the Company shall have the right to withhold from any payment due to Optionee or Optionee's Representative, or to require Optionee or Optionee's Representative to remit to the Company, an amount sufficient to satisfy all federal, state and local withholding tax requirements; alternatively, the Company shall have the right to retain Common Stock otherwise payable to the Optionee or Optionee's Representative pursuant to exercise of the option in an amount sufficient to satisfy such withholding requirements before delivery to the Optionee or Optionee's Representative any certificate(s) for shares of Common Stock.

    11. AMENDMENT, SUSPENSION, OR TERMINATION. The Board shall have the right, at any time, to amend, suspend or terminate the Plan in any respect that it may deem to be in the best interests of the Company, except that, without approval by shareholders of the Company holding not less than a majority of the votes represented and entitled to be voted at a duly held meeting of the Company's shareholders, no amendment shall be made if shareholder approval is necessary to continue to qualify the Plan under the Securities and Exchange Commission Rule 16b-3.

    12. EFFECTIVE DATE, TERM AND APPROVAL. The effective date of the Plan shall be December 19, 1994. The Plan was adopted by the Compensation Committee
of the Board on December 19, 1994 and by the Board on                 ,  subject
to approval by stockholders of the Company holding not less than a majority of the shares represented and entitled to vote at its 1995 annual meeting on April 24, 1995. The Plan shall terminate on December 31, 2005, and no options may be granted under the Plan after such time, but any option granted prior thereto may be exercised in accordance with its terms.

    13. GOVERNING LAW; SEVERABILITY. The Plan shall be governed by the laws of the Commonwealth of Kentucky. The invalidity or unenforceability of any provision of the Plan or any option granted pursuant to the Plan shall not affect the validity and enforceability of the remaining provisions of the Plan and the options granted hereunder, and such invalid or unenforceable provision shall be stricken to the extent necessary to preserve the validity and enforceability of the Plan and the options granted hereunder.

Dated this        day of February, 1995, but effective as of December 19, 1994.

                                                TRANS FINANCIAL BANCORP, INC.
                                          By: __________________________________
                                            Title: _____________________________

ATTEST:
___________________________________________
Jay B. Simmons, Secretary

                                   APPENDIX B

                         TRANS FINANCIAL BANCORP, INC.
                    OUTSIDE DIRECTORS' RESTRICTED STOCK PLAN

    SECTION 1. ESTABLISHMENT. Trans Financial Bancorp, Inc. hereby establishes a restricted stock plan for the outside directors of Trans Financial Bancorp, Inc. and its subsidiaries, as described herein, which shall be known as the Trans Financial Bancorp, Inc. Outside Directors' Restricted Stock Plan.

    SECTION  2.  DEFINITIONS.   Whenever used herein,  the following terms shall
have the meanings set forth below:

    A. "Attendance Fees" mean any remuneration paid to a Director for attending Board meetings and meetings of the Board committees.

    B. "Board" means the Board of Directors of the Corporation or any subsidiary of the Corporation.

    C. "Change in Control" means : [a] any share exchange or merger or consolidation to which the Company or a Significant Subsidiary of the Company is a party, or any purchase or other acquisition of substantially all the business or assets of the Company or any Significant Subsidiary in any transaction or series of transactions, by another corporation or entity, if either [i] the Company will not be the surviving or acquiring corporation or will not own 100% of the outstanding capital stock of the surviving, acquiring or transferee corporate entity immediately following the consummation of the transactions contemplated by the plan or agreement of exchange, merger, consolidation, or sale of assets, or [ii] there will be a twenty-five percent (25%) change in the proportionate ownership of outstanding shares of voting stock of the Company as a result of the transactions contemplated by such plan or agreement of exchange, merger, consolidation or sale of assets; [b] any person (as that term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the beneficial owner (as that term is used in Section 13(d) of the Exchange Act) of stock of the Company entitled to cast more than 20% of the votes at the time entitled to be cast generally for the election of directors; [c] more than 50% of the members of the Board shall not be Continuing Directors (which term, as used herein, means the directors of the Company (x) who are members of the Board on December 19, 1994 or (y) who subsequently became directors of the Company by a vote of a majority of the Continuing Directors then on the Board of Directors, or whose election or nomination for election by the Company's stockholders was approved by a vote of a majority of the Continuing Directors then on the Board of Directors); or [d] the Board or the shareholders of the Company approve, adopt, agree to recommend, or accept any agreement, contract, offer or other arrangement providing for, or any series of transactions resulting in, any of the transactions described above.

    D. "Compensation Committee" means the Compensation Committee of the Board of the Corporation.

    E.  "Corporation" means Trans Financial Bancorp, Inc.

    F. "Director" means each and every member of the Board of the Corporation and its subsidiaries, including advisory directors.

    G.  "Effective Date" means               , 1995;  PROVIDED, HOWEVER, that no
Shares shall be granted under the Plan until the approval of the Plan by the shareholders of the Corporation in accordance with Section 4 hereof, and, with respect to each Participating Employer, until such Participating Employer shall have elected to participate in the Plan.

    H. "Eligible Director" means each Director of a Participating Employer who is not also an employee of the Corporation or any subsidiary. No member of the Board who is also an employee of the Corporation or any subsidiary shall be eligible to participate in this Plan.

    I.  "Grantee" means each Eligible Director.

    J. "Participating Employer" means each of the Corporation and its subsidiaries which elects, by resolution of its Board of Directors, to participate in the Plan.

    K. "Period of Restriction" means the period during which the transfer of restricted Shares granted under the Plan is restricted pursuant to Section 11 hereof.

    L. "Plan" means the Trans Financial Bancorp, Inc. Outside Directors' Restricted Stock Plan as described herein or as from time to time hereinafter amended.

    M. "Shares" means the common stock, without par value, of the Corporation.

    N. "Term of Office" means the period that a Director is elected to serve on the Board of the Corporation or any subsidiary, whichever is applicable; PROVIDED, HOWEVER, that as to any Term of Office which began before the date on which a Participating Employer elects to participate in the Plan (the "Participation Date") but ends after such date, Term of Office shall mean the period remaining in such Term of Office after the Participation Date.

    O. "1934 Act" means the Securities Exchange Act of 1934, as amended.

    SECTION 3. PURPOSE. The purpose of the Plan is to enable the Corporation and its subsidiaries to retain and motivate their outside Directors who provide valuable service to them and to provide them with a means of acquiring or increasing a proprietary interest in the Corporation so that they shall have an increased incentive to work toward the attainment of the long-term growth and profit objectives of the Corporation and its subsidiaries.

    SECTION 4. SHAREHOLDER APPROVAL. The Plan shall be conditioned upon the approval of the Plan by the holders of a majority of the Shares present, or represented, and entitled to vote at the Corporation's 1995 annual shareholders' meeting.

    SECTION 5. ELIGIBILITY. Each Eligible Director shall receive restricted Share grants under the Plan; PROVIDED, HOWEVER, that no grant of restricted Shares shall be made to an Eligible Director until such Director consents in writing to abide by the restrictions imposed on the Shares granted to him or her.

    SECTION 6. ADMINISTRATION. The Plan shall be administered by the Compensation Committee of the Board of the Corporation. The decision of a majority of the members of the Compensation Committee shall constitute the decision of the Compensation Committee, and the Compensation Committee may act either at a meeting, including a telephonic meeting, at which a majority of its members are present or by a written consent signed by all of its members. The Compensation Committee may appoint individuals to act on its behalf in the administration of the Plan; PROVIDED, HOWEVER, that except as otherwise provided by the Plan, the Compensation Committee shall have the sole, final and conclusive authority to administer, construe and interpret the Plan. Notwithstanding anything contained in this section to the contrary, no member of the Compensation Committee may vote or act with respect to any administrative decision or interpretation which directly or indirectly affects his, but not all Grantees', interests under the Plan.

    SECTION 7. NUMBER OF SHARES SUBJECT TO THE PLAN. The total number of Shares that may be granted under the Plan may not exceed One Hundred and Twenty Thousand (120,000) Shares, subject to adjustment as provided in Section 9 hereof. Those Shares shall consist of authorized but unissued Shares not reserved for any other purpose.

    SECTION 8. UNUSED SHARES. In the event any Shares subject to grants made under the Plan are forfeited pursuant to Section 15 hereof, such forfeited Shares shall again become available for issuance under the Plan.

    SECTION 9. ADJUSTMENTS IN CAPITALIZATION. In the event of any change in the outstanding Shares by reason of a stock dividend, stock split, recapitalization, merger, consolidation, combination, stock rights plan or exchange of shares or other similar corporate change, the aggregate number of Shares issuable under the Plan shall be appropriately adjusted by the members of the Board of the Corporation who are not eligible to participate in the Plan, whose determination shall be conclusive. In such event, the members of the Board of the Corporation who are not eligible to participate in the Plan shall also have discretion to make appropriate adjustments in the number and type of Shares subject to restricted Share grants then outstanding under the Plan pursuant to the terms of such grants or otherwise.

    SECTION 10. GRANT OF RESTRICTED SHARES. An Eligible Director shall be entitled to a grant of Shares for any Term of Office ending after the Effective Date. As soon as practicable after the annual meeting of shareholders, in the case of the Corporation, and after the beginning of each Term of Office in the case of each subsidiary of the Corporation, the Secretary of the Corporation shall cause to be issued to each Grantee a number of restricted Shares determined by dividing [i] the Grantee's annual rate of remuneration (exclusive of any Attendance Fees) from the Corporation or the subsidiary in effect on such date by [ii] the average of the daily averages of the high and low sales price of the Shares (as reported by the NASDAQ National Market), for the five (5) consecutive trading days immediately preceding the date of the annual shareholders' meeting, in the case of the Corporation, or the first day of such Term of Office, in the case of any subsidiary of the Corporation, rounding up or down any fractional Share to the nearest whole Share.

    SECTION 11. RESTRICTIONS ON TRANSFERABILITY. Until the lifting of the restrictions on the Shares granted under Section 10 hereof, no shares granted under Section 10 of the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. The Period of Restriction with respect to any Share granted under Section 10 share expire upon the first to occur of the following:

    A. the earlier of one year or the expiration of the Term of Office for which the grant relates without effect to any extension of such Term of Office because of the failure to elect a successor Director,

    B.  the Grantee's death,

    C. the involuntary termination of the Grantee's status as a Director of the Corporation or the subsidiary, or

    D. a Change of Control of the Corporation;

PROVIDED, HOWEVER, that under no circumstances shall the Shares be transferable and free of restriction before the expiration of a six (6) month period beginning on the first day of the Term of Office or, if later, their date of issuance.

    SECTION 12.  CERTIFICATE LEGEND.   Each certificate representing  restricted
Shares granted pursuant to Section 10 to this Plan shall bear the following legend:

       "The sale or other transfer of the shares represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer set forth in the Trans Financial Bancorp, Inc. Outside Directors' Restricted Stock Plan and rules of administration adopted pursuant to such Plan. A copy of the Directors' Restricted Stock Plan and the rules of such Plan may be obtained from the Secretary of Trans Financial Bancorp, Inc."

Once  the  restricted Shares  are released  from the  restrictions set  forth in
Section 11 hereof, the Grantee shall be entitled to have the legend required by this Section 12 removed from such Share certificate(s).

    SECTION  13.   VOTING RIGHTS.   During  the Period  of Restriction, Grantees
holding restricted Shares granted hereunder may exercise full voting rights with respect to those Shares.

    SECTION 14. DIVIDENDS AND OTHER DISTRIBUTIONS. During the Period of Restriction, Grantees holding restricted Shares granted under Section 10 shall be entitled to received all dividends and other distributions paid with respect to those Shares while they are so held. If any such dividends or distribution are paid in Shares, such Shares shall be subject to the same restrictions on transferability as the restricted Shares with respect to which they were paid.

    SECTION 15. LIFTING OF RESTRICTIONS AND FORFEITURE OF SHARES. The restricted Share grants under Section 10 of the Plan shall be lifted automatically upon the expiration of the Period of Restriction. If a Grantee voluntarily terminates his status as a Director before the expiration of the Period of Restriction of any grant, any Shares still held by the Grantee subject to restriction shall be immediately forfeited.

    SECTION 16. PURCHASE FOR INVESTMENT. Upon the grant of restricted Shares at a time when there is not in effect a registration statement under the Securities Act of 1933 and any applicable state securities laws (the "Securities Laws") relating to the shares of Common Stock issuable upon exercise thereof, and available for delivery a prospectus meeting the requirements of the Securities Laws, the shares of Common Stock may be issued only if the Eligible Director represents and warrants in writing to the Corporation that the shares being purchased are being acquired for investment and not with a view to the distribution thereof. The shares of the Common Stock shall contain such legends or other restrictive endorsements as counsel for the Corporation shall deem necessary or proper.

    SECTION 16. AMENDMENT AND TERMINATION. The Board may amend, modify, alter, or terminate the Plan; PROVIDED, HOWEVER, that without approval by shareholders of the Company holding not less than a majority of the votes represented and entitled to be voted at a duly held meeting of the Company's shareholders, no amendment shall be made if shareholder approval is necessary to continue to qualify the Plan under the Securities and Exchange Commission Rule 16b-3; PROVIDED, FURTHER, that the Plan may not be amended, modified, or altered more than once in any six (6) month period.

    SECTION 17.  GOVERNING LAW.   The Plan, and  all grants and other  documents
delivered hereunder, shall be construed in accordance with the governed by the laws of Kentucky.

    SECTION 18. EXPENSES OF PLAN. The expenses of administering the Plan shall be borne by the Corporation.

    SECTION 19. SUCCESSORS. The Plan shall be binding upon the successors and assigns of the Participating Employers.

                         TRANS FINANCIAL BANCORP, INC.
                            BOWLING GREEN, KENTUCKY
                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 24, 1995
               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

    The undersigned shareholder in Trans Financial Bancorp, Inc., Bowling Green, Kentucky ("Corporation") hereby constitutes and appoints Gregg Hall and Roger Lundin, or either of them, his true and lawful attorneys and proxies, with full power of substitution in and for each of them, to vote all shares of the Corporation which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at The Phoenix Theatre, 549 East Main Street, Bowling Green, Kentucky, on Monday, April 24, 1995, 3:00 p.m. local time, or at any adjournment or adjournments thereof, on any and all of the proposals contained in the Notice of the Annual Meeting of Shareholders, with all the powers the undersigned would possess if present personally at said meeting, or at any adjournment or adjournments thereof.

    The Directors recommend a vote FOR Proposals 1, 2, 3 and 4.

1.   ELECTION OF DIRECTORS
      FOR all nominees listed below / /           WITHHOLD AUTHORITY / /
      (except as marked to the contrary,     to vote for all nominees listed
            see Instruction below)                        below
     Mary D. Cohron, Floyd H. Ellis, David B. Garvin, Douglas M. Lester, James
     D. Scott and Thomas R. Wallingford (to be elected as Class I directors as set forth in the proxy statement).
     (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below:)
     --------------------------------------------------------------------------
2.   PROPOSAL TO APPROVE THE TRANS FINANCIAL BANCORP, INC. EXECUTIVE STOCK
     OPTION PLAN.
     / / FOR               / / AGAINST               / / ABSTAIN
3.   PROPOSAL TO APPROVE THE TRANS FINANCIAL BANCORP, INC. OUTSIDE DIRECTORS'
     RESTRICTED STOCK PLAN.
     / / FOR               / / AGAINST               / / ABSTAIN
4.   PROPOSAL TO APPROVE AN AMENDMENT TO ARTICLE I OF THE ARTICLES OF
     INCORPORATION TO CHANGE THE NAME OF THE CORPORATION TO "TRANS FINANCIAL,
     INC."
     / / FOR               / / AGAINST               / / ABSTAIN

    The above-named proxies are granted the authority, in their discretion, to act upon such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED ABOVE WITH THE DISCRETIONARY AUTHORITY DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT.

    This Proxy may be revoked at any time prior to the time the presence of a quorum has been determined and declared, by a written notice of revocation executed by the undersigned and delivered to the Secretary of the Corporation.

                                          Dated _________________________ , 1995
                                          ______________________________________
                                          ______________________________________

                                          PLEASE  SIGN  EXACTLY  AS  YOUR   NAME
                                          APPEARS    AND   RETURN   THIS   PROXY
                                          IMMEDIATELY IN  THE  ENCLOSED  STAMPED
                                          SELF-ADDRESSED ENVELOPE.